Use these links to rapidly review the document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Pentair plc
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PENTAIR

2019
Notice of Annual General Meeting and Proxy Statement

LETTER TO SHAREHOLDERS

John L. Stauch Pentair President and Chief Executive Officer	Looking back at 2018, we are proud of the progress we made as we began our journey as the "new Pentair." On April 30, 2018, we transferred our electrical business to nVent Electric plc and spun off nVent as a public company to shareholders, retaining our water business as a residential and commercial water treatment company. As a pure play water company, we offer a comprehensive range of smart, sustainable water solutions to homes, businesses and industries around the world. Our industry leading and proven portfolio of solutions enables our customers to access clean, safe water. Whether it's moving, improving, or enjoying water, we help manage the world's most precious resource.

 2018: A Successful First Year

As the "new Pentair," we developed a detailed and executable residential and commercial water treatment strategy. Consumers today are increasingly concerned about water quality. Homeowners want to be empowered to improve the health of their water inside their homes and commercial customers want quality, consistency and efficiency. Our solutions offer not only great tasting water, but peace of mind for those concerned about the health and taste of their water.

Delivering smart, sustainable solutions is articulated in our new purpose, mission and vision, brought to life through our approximately 10,000 employees and showcased on our website. The new website is part of our digital transformation in creating the online experience our customers are expecting as we transition from a business-to-business industrial company to an omni-channel water treatment organization.

Delivering on Our Commitments

In our first year, we delivered on our financial 2018 commitments despite the impact of tariffs and inflation. In addition to solid financial performance, we returned nearly $700 million to shareholders through buybacks and dividends. Our cash generation remained strong and our balance sheet continued to be in great shape.

Our Aquatic Systems business, with a broad product offering and leading technology for both residential and commercial customers, exceeded $1 billion in sales in 2018. Our 2018 sales were up 9 percent, driven by our technology leadership, dealer intimacy and our aftermarket support. Advancing growth in our pool business continues to be a cornerstone of our strategy.

Filtration Solutions, which has strong, respected brands and leading technology, delivered approximately $1 billion in sales in 2018. The segment's sales were up 1 percent driven by strong distribution capabilities and technical support. We offer complete product solutions for under-sink and over-sink filtration, as well as whole house water treatment systems.

Flow Technologies, with 2018 sales up 3 percent, provides complete pump solutions through broad product offerings, with deep product application expertise in both residential and commercial as well as in the agriculture industry.

Imagining Water's Future: Pentair is Well Positioned for 2019 and Beyond

We've established technology innovation centers, where we are not only looking at new technologies, but also new applications to apply those technologies. We see tremendous opportunity to build IoT-enabled whole home and point-of-use solutions. For example, our residential pool business recently launched the Pentair IntelliCenter Control Center for pool and spa which allows pool owners to conveniently and easily monitor and control their pool's functions via a user-friendly app from anywhere in the world — or right at home.

From a strategic perspective, this is important when you look at the footprint of all our products within the residential space. Nearly everything that has to do with water in your home, we touch. Whether it is water treatment for the whole home, water filtration under your sink, the enjoyment of water in your pool, water supply and disposal, leak detection or flood control for your basement, Pentair has solutions. We have an exciting road map for developing products with smart, connected technology to create differentiated innovation aligned with our strategy.

Also, we recently completed two acquisitions, Pelican Water Systems and Aquion, which further advances our strategy by adding new and complementary products to the Pentair portfolio, and expanding our scope to better meet consumer residential water needs. Aquion brings a national affiliated dealer network under its RainSoft brand, and Pelican brings a direct-to-consumer model through a proprietary e-commerce platform, as well as a number of innovative water treatment systems and services.

Going forward we will continue to invest in our prioritized strategies, focusing on smart, sustainable solutions that empower our customers to make the most of life's essential resource. We are energized about the future and our ability to deliver for you, our shareholder.

Thank you for your support,

John L. Stauch
Pentair President and CEO

Pentair plc     3

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held May 7, 2019

Our Annual General Meeting of Shareholders will be held at Claridge's, Brook Street, Mayfair, London, W1K 4HR, United Kingdom, on Tuesday, May 7, 2019, at 8:00 a.m. local time, to consider and vote upon the following proposals:

1.	By separate resolutions, to re-elect the following director nominees:

	(i)	Glynis A. Bryan	(v)	David A. Jones
	(ii)	Jacques Esculier	(vi)	Michael T. Speetzen
	(iii)	T. Michael Glenn	(vii)	John L. Stauch
	(iv)	Theodore L. Harris	(viii)	Billie I. Williamson
2.	To approve, by nonbinding, advisory vote, the compensation of the named executive officers.
3.
To ratify, by nonbinding, advisory vote, the appointment of Deloitte & Touche LLP as the independent auditor of Pentair plc and to authorize, by binding vote, the Audit and Finance Committee of the Board of Directors to set the auditor's remuneration.
4.	To authorize the Board of Directors to allot new shares under Irish law.
5.	To authorize the Board of Directors to opt-out of statutory preemption rights under Irish law.
6.	To authorize the price range at which Pentair plc can re-allot shares it holds as treasury shares under Irish law.
To consider and act on such other business as may properly come before the Annual General Meeting or any adjournment.

Proposals 1, 2, 3 and 4 are ordinary resolutions, requiring the approval of a simple majority of the votes cast at the meeting. Proposals 5 and 6 are special resolutions, requiring the approval of not less than 75% of the votes cast.
Only shareholders of record as of the close of business on March 4, 2019 are entitled to receive notice of and to vote at the Annual General Meeting.

If you are a shareholder entitled to attend and vote at the Annual General Meeting, you are entitled to appoint a proxy or proxies to attend, speak and vote on your behalf. A proxy need not be a shareholder. If you wish to appoint as proxy any person other than the individuals specified on the proxy card, please contact our Corporate Secretary at our registered office.

At the Annual General Meeting, management will review Pentair plc's affairs and will also present Pentair plc's Irish statutory financial statements for the fiscal year ended December 31, 2018 and the report of the statutory auditors thereon.

By Order of the Board of Directors,

Karla C. Robertson, Secretary

March 22, 2019

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 7, 2019. The Annual Report, Notice of Annual General Meeting, Proxy Statement, and Irish Financial Statements and Related Reports are available by Internet at www.proxyvote.com.

Shareholders in Ireland may participate in the Annual General Meeting by audio link at the offices of Arthur Cox, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, at 8:00 a.m. local time. See "Questions and Answers About the Annual General Meeting and Voting" for further information on participating in the Annual General Meeting in Ireland.

4     2019 Proxy Statement

PROXY STATEMENT FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS OF PENTAIR PLC TO BE HELD ON TUESDAY, MAY 7, 2019

Pentair plc     5

PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider, and you should read the entire Proxy Statement before voting.

VOTING MATTERS

Proposal		Board Vote Recommendation	Vote Required	Page Reference
1.	Re-Elect Director Nominees	FOR each nominee	Majority of votes cast	11

2.	Approve, by Nonbinding, Advisory Vote, the Compensation of the Named Executive Officers	FOR	Majority of votes cast	26

3.	Ratify, by Nonbinding, Advisory Vote, the Appointment of the Independent Auditor and Authorize, by Binding Vote, the Audit and Finance Committee to Set the Auditor's Remuneration	FOR	Majority of votes cast	64

4.	Authorize the Board of Directors to Allot New Shares	FOR	Majority of votes cast	67

5.	Authorize the Board of Directors to Opt-Out of Statutory Preemption Rights	FOR	75% of votes cast	68

6.	Authorize the Price Range at which Pentair Can Re-allot Treasury Shares	FOR	75% of votes cast	70

COMPANY OVERVIEW*

At Pentair, we believe the health of our world depends on reliable access to clean, safe water. Our mission is to deliver smart, sustainable solutions that empower our customers to make the most of life's essential resource. Our vision is to be the leading residential and commercial water treatment company built through empowered employees delivering for customers and creating value for shareholders.

2018 represented a historic year for Pentair. On April 30, 2018, we transferred our electrical business to nVent Electric plc ("nVent") and spun off nVent as a public company to our shareholders (the "Separation") and retained our water business as a "pure play" residential and commercial water treatment company. Upon the Separation, a new leadership team was put in place for Pentair, with John L. Stauch becoming our new President and Chief Executive Officer. Also in connection with the Separation, we made changes to our Board of Directors (the "Board") and concluded 2018 with a mix of directors that we believe positions us well with a mix of longer-tenured directors who provide institutional knowledge regarding our company and shorter-tenured directors who provide fresh perspectives.

The Separation created a unique opportunity for us to focus on our people, processes, and Win Right Values in order to be in the best position to deliver on our vision and strategy. Also, after the Separation, we became a smaller company, which we believe is well-positioned for focused and strategic growth as we look to the future. At the end of 2018, and after the Separation, we had approximately 10,000 employees and 2018 net sales from continuing operations of $2.97 billion, as compared to the end of 2017 and before the Separation, when we had approximately 18,000 employees and reported 2017 net sales of $4.94 billion.

With a new, more focused Pentair and with our new mission and vision, we ended 2018 delivering on our commitments to shareholders and exceeding our 2017 performance on critical measures. In 2018 as compared to 2017, we increased our earnings per share from continuing operations ("EPS") by 191.9%, we increased our adjusted EPS by 21.1%, and we increased our segment income by 8.1%. Our net sales grew 4.2% during 2018 compared to 2017, and free cash flow was $410 million for 2018, representing a conversion of 98.5% of our adjusted net income to free cash flow.

*
Please see Appendix A for reconciliation of GAAP to non-GAAP financial measures included in this section.

6     2019 Proxy Statement

PROXY SUMMARY

BOARD AND GOVERNANCE HIGHLIGHTS

Director Nominees

				Committee Memberships

Name	Age	Director Since	Independent	Audit and Finance	Compensation	Governance
Glynis A. Bryan	60	2003	✓

Jacques Esculier	59	2014	✓	•

T. Michael Glenn	63	2007	✓			•

Theodore L. Harris	54	2018	✓	•

David A. Jones(Chairman)	69	2003	✓		•	•

Michael T. Speetzen	49	2018	✓	•

John L. Stauch	54	2018

Billie I. Williamson	66	2014	✓		•

•	committee member
committee chair

Board Overview

Directors are chosen with a view to bringing to the Board a variety of rich backgrounds and financial and management expertise, and establishing a core of strategic and business advisers.

The composition of the Board changed significantly in 2018 in connection with the Separation. Jerry W. Burris, Carol Anthony (John) Davidson, Edward P. Garden, David H. Y. Ho, Randall J. Hogan, Ronald L. Merriman, and William T. Monahan resigned as directors effective April 30, 2018, and the Board elected Theodore L. Harris, Matthew H. Peltz, Michael T. Speetzen, and John L. Stauch as new directors effective April 30, 2018. At the 2018 Annual General Meeting, our shareholders re-elected the Board, consisting of Glynis A. Bryan, Jacques Esculier, T. Michael Glenn, Mr. Harris, David A. Jones, Mr. Peltz, Mr. Speetzen, Mr. Stauch, and Billie I. Williamson, and approved the reduction of the minimum number of directors to seven and the maximum number of directors to eleven. Mr. Peltz of Trian Fund Management, L.P. later resigned as a director effective September 10, 2018. We believe the composition of our current Board provides a good mix of tenure and diversity. Also, all of our Directors are independent except Mr. Stauch, our President and Chief Executive Officer.

Pentair plc     7

PROXY SUMMARY

EXECUTIVE COMPENSATION HIGHLIGHTS

These executive compensation highlights should be read in connection with the "Executive Compensation" below, including "Compensation Discussion and Analysis" (see page 29).

Our Compensation Philosophy

The Compensation Committee believes that the most effective executive compensation program aligns executive initiatives with shareholders' economic interests. The Compensation Committee seeks to accomplish this objective by rewarding the achievement of specific annual, long-term and strategic goals that create lasting shareholder value. The Compensation Committee's specific objectives include:

►
to motivate and reward executives for achieving financial and strategic objectives;
►
to align management and shareholder interests by encouraging employee stock ownership;
►
to provide rewards commensurate with individual and company performance;
►
to encourage growth and innovation; and
►
to attract and retain top-quality executives and key employees.

To balance these objectives, our executive compensation program uses the following direct compensation elements:

►
base salary, to provide fixed compensation competitive in the marketplace;
►
annual incentive compensation, to reward short-term performance against specific financial targets; and
►
long-term incentive compensation, to link management incentives to long-term value creation and shareholder return.

The Compensation Committee reviews total compensation for executive officers and the relative levels of each form of compensation against the Compensation Committee's goals. As such, our executive compensation program is predominantly performance-based, which encourages our executive officers to focus on our company's long-term success and aligns with the long-term interests of our shareholders.

The charts below illustrate the targeted mix of fixed, annual, and long-term incentive compensation we provided in 2018 to our Chief Executive Officer and our other executive officers who are named in the Summary Compensation Table below (the "Named Executive Officers") (but excluding our previous Chief Executive Officer). These charts also illustrate the amount of target direct compensation that was tied to achievement of performance goals.

8     2019 Proxy Statement

PROXY SUMMARY

Summary of Separation-Related Compensation Actions

In connection with the Separation, the Compensation Committee took a number of actions to align our executive compensation program for the new Pentair as a pure play residential and commercial water treatment company. First, the Compensation Committee worked with its external compensation consultant to develop an updated peer group and comparative framework that better reflected our post-Separation business focus and smaller company size. The Compensation Committee took that comparative framework into consideration when setting compensation for Pentair's new leadership team, composed of both internal promotions as well as external new hires. The Compensation Committee set annual and long-term incentive compensation metrics and targets appropriate for Pentair's new strategic priorities and financial goals. Additional actions taken related to the Separation are further discussed below in "Compensation Discussion and Analysis."

Shareholder Outreach and Say on Pay

The Compensation Committee believes it is important to maintain an open dialogue with our shareholders to gain input on their perspectives regarding our executive compensation program and to provide clarifying information enabling them to make informed decisions in our annual nonbinding, advisory shareholder vote (our "say on pay vote") on the compensation of our executive officers named in our Proxy Statement. In 2018, we maintained our shareholder outreach to gain additional insight, better understand shareholder perspectives, and evaluate any concerns regarding our executive compensation program. Additionally, we took the opportunity to discuss the impact of the Separation on our executive compensation program and treatment of outstanding long-term incentive awards.

Our 2018 shareholder outreach included 35 of our largest shareholders representing 68% of our outstanding shares. The majority of shareholders we spoke with supported our executive compensation program and the changes adopted over the last several years. This support was also reflected in the results of the say on pay vote at the 2018 Annual General Meeting, with approximately 93% of votes cast in favor of our proposal.

We consider shareholder engagement to be a very important process in how we approach our executive compensation program, and we intend to continue shareholder outreach.

Pentair plc     9

3	LETTER TO SHAREHOLDERS
4	NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
5	PROXY STATEMENT FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS OF PENTAIR PLC TO BE HELD ON TUESDAY, MAY 7, 2019
6	PROXY SUMMARY
11	PROPOSAL 1 RE-ELECT DIRECTOR NOMINEES
11	Vote Requirement
12	Directors Standing for Re-Election
16	Director Independence
16	Director Qualifications; Diversity and Tenure
17	Shareholder Recommendations, Nominations and Proxy Access
18	CORPORATE GOVERNANCE MATTERS
18	The Board's Role and Responsibilities
19	Board Structure and Processes
21	Committees of the Board
22	Attendance at Meetings
22	Director Compensation
26	EXECUTIVE COMPENSATION
26	PROPOSAL 2 APPROVE, BY NONBINDING, ADVISORY VOTE, THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS
27	Vote Requirement
28	COMPENSATION COMMITTEE REPORT
29	COMPENSATION DISCUSSION AND ANALYSIS
29	Overview of Compensation Program and Objectives
30	2018 Highlights and Business Results
32	Compensation Committee Actions
33	Shareholder Outreach and Say on Pay
34	Comparative Framework
35	2018 Compensation Program Elements
35	Base Salaries
36	Annual Incentive Compensation
38	2018 Long-Term Incentive Compensation
39	Perquisites and Other Personal Benefits
40	Treatment of Outstanding Awards at Separation
40	Business Results and Total Shareholder Return
41	Stock Ownership Guidelines
42	Equity Holding Policy
42	Clawback Policy
42	Policy Prohibiting Hedging and Pledging
43	Retirement and Other Benefits
44	Severance and Change-in-Control Benefits
45	Impact of Tax Considerations
45	Compensation Consultant
46	Evaluating the Chief Executive Officer's Performance
46	Equity Award Practices

47	EXECUTIVE COMPENSATION TABLES
47	Summary Compensation Table
49	Grants of Plan-Based Awards in 2018
50	Outstanding Equity Awards at December 31, 2018
53	2018 Option Exercises and Stock Vested Table
53	2018 Pension Benefits
56	Nonqualified Deferred Compensation Table
57	Potential Payments Upon Termination or Change in Control
62	Pay Ratio
62	Risk Considerations in Compensation Decisions
64	PROPOSAL 3 RATIFY, BY NONBINDING, ADVISORY VOTE, THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITOR OF PENTAIR PLC AND TO AUTHORIZE, BY BINDING VOTE, THE AUDIT AND FINANCE COMMITTEE OF THE BOARD OF DIRECTORS TO SET THE AUDITOR'S REMUNERATION
64	Vote Requirement
65	Audit and Finance Committee Pre-Approval Policy
65	Fees Paid to the Independent Auditors
66	AUDIT AND FINANCE COMMITTEE REPORT
67	PROPOSAL 4 AUTHORIZE THE BOARD OF DIRECTORS TO ALLOT NEW SHARES UNDER IRISH LAW
67	Vote Requirement
68	PROPOSAL 5 AUTHORIZE THE BOARD OF DIRECTORS TO OPT-OUT OF STATUTORY PREEMPTION RIGHTS UNDER IRISH LAW
69	Vote Requirement
70	PROPOSAL 6 AUTHORIZE THE PRICE RANGE AT WHICH PENTAIR PLC CAN RE-ALLOT SHARES IT HOLDS AS TREASURY SHARES UNDER IRISH LAW
70	Vote Requirement
71	SECURITY OWNERSHIP
72	SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
73	QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING AND VOTING
76	SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE 2020 ANNUAL GENERAL MEETING OF SHAREHOLDERS
77	IRISH DISCLOSURE OF SHAREHOLDER INTERESTS
77	2018 ANNUAL REPORT ON FORM 10-K
77	REDUCE DUPLICATE MAILINGS
78	APPENDIX A — RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

10     2019 Proxy Statement

Our Board currently has eight members. On the recommendation of the Governance Committee, our Board has nominated all of our current directors for re-election for a one-year term expiring on completion of the 2020 Annual General Meeting. If any of the nominees should become unable to accept election, your proxy or proxies may vote for other persons selected by the Board. Management has no reason to believe that any of the nominees named below will be unable to serve his or her full term if elected.

Biographies of the director nominees follow. These biographies include for each director his or her age (as of the date of the filing of this Proxy Statement); his or her business experience; his or her directorships in public companies and other organizations within the past five years; and a discussion of the specific experience, qualifications, attributes or skills that led to the conclusion that each should serve as a director.

The resolutions in respect of this Proposal 1 are ordinary resolutions.

The text of the resolutions in respect of Proposal 1 is as follows:

"IT IS RESOLVED, by separate resolutions to re-elect the following eight director nominees for a term expiring on completion of the 2020 Annual General Meeting:

(i)	Glynis A. Bryan	(v)	David A. Jones
(ii)	Jacques Esculier	(vi)	Michael T. Speetzen
(iii)	T. Michael Glenn	(vii)	John L. Stauch
(iv)	Theodore L. Harris	(viii)	Billie I. Williamson."

VOTE REQUIREMENT

Under our Articles of Association, the re-election of each director requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual General Meeting. A nominee who does not receive a majority of the votes cast in an uncontested election will not be elected to our Board. Your proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

THE BOARD RECOMMENDS A VOTE "FOR" RE-ELECTION OF EACH DIRECTOR NOMINEE.

Pentair plc     11

PROPOSAL 1

DIRECTORS STANDING FOR RE-ELECTION

Glynis A. Bryan

Age:  60

Director Since:  2003

Committee Served:

  ►
  Audit and Finance (Chair)

Biography

Since 2007, Ms. Bryan has been the Chief Financial Officer of Insight Enterprises, Inc., a leading provider of information technology products and solutions to clients in North America, Europe, the Middle East and the Asia-Pacific region. Between 2005 and 2007, Ms. Bryan was the Executive Vice President and Chief Financial Officer of Swift Transportation Co., a holding company that operates the largest fleet of truckload carrier equipment in the United States. Between 2001 and 2005, Ms. Bryan was the Chief Financial Officer of APL Logistics, the supply-chain management arm of Singapore-based NOL Group, a logistics and global transportation business. Prior to joining APL, Ms. Bryan spent 16 years with Ryder System, Inc., a truck leasing company where Ms. Bryan served as Senior Vice President and Chief Financial Officer of Ryder Transportation Services from 1999 to 2000.

Skills & Qualifications

Ms. Bryan has extensive global financial and accounting experience in a variety of business operations along with significant leadership experience. Ms. Bryan's institutional knowledge of Pentair, her global perspective, and her logistics expertise allow her to make significant contributions to the Board.

Jacques Esculier

Age:  59

Director Since:  2014

Committee Served:

  ►
  Audit and Finance

Biography

Since 2007, Mr. Esculier has served as the Chief Executive Officer, a Director and, since 2009, Chairman of WABCO Holdings, Inc., a leading global supplier of technologies and control systems for the safety and efficiency of commercial vehicles. From 2004 to 2007, Mr. Esculier served as Vice President of American Standard Companies Inc. and President of its Vehicle Control Systems business. Prior to holding that position, Mr. Esculier served as Business Leader for American Standard's Trane Commercial Systems for Europe, Middle East, Africa, India and Asia Region and in leadership positions at Allied Signal/Honeywell, including as Vice President and General Manager of Environmental Control and Power Systems Enterprise and as Vice President of Aftermarket Services-Asia Pacific.

Skills & Qualifications

Mr. Esculier has significant leadership experience demonstrating a wealth of operational management, strategic, organizational, and business transformation acumen. His deep knowledge of business in general and our business in particular, as well as his financial expertise and experience as a director in a global public company, allow him to make significant contributions to the Board.

Other Public Board Service:

WABCO Holdings, Inc. (2007–present)

12     2019 Proxy Statement

PROPOSAL 1

T. Michael Glenn

Age:  63

Director Since:  2007

Committees Served:

  ►
  Compensation (Chair)
  ►
  Governance

Biography

Mr. Glenn serves as the Chair of our Compensation Committee. Since 2017, Mr. Glenn has served as a Senior Advisor to Oak Hill Capital Partners, a private equity firm. From 1998 until his retirement in 2016, Mr. Glenn served as the Executive Vice President-Market Development and Corporate Communications of FedEx Corporation, a global provider of supply chain, transportation, business and related information services. From 2000 to 2016, Mr. Glenn also served as President and Chief Executive Officer of FedEx Corporate Services, responsible for all marketing, sales, customer service and retail operations functions for all FedEx Corporation operating companies, including FedEx Office.

Skills & Qualifications

Mr. Glenn brings extensive strategic, marketing and communications experience to our Board from his service as one of the top leaders at FedEx Corporation. He has been an active participant in the development of our strategic plans and a strong proponent for strengthening our branding and marketing initiatives.

Other Public Board Service:

CenturyLink, Inc. (2017–present); Level 3 Communications, Inc. (2012–2017); Renasant Corporation (2008–2012); Deluxe Corporation (2004–2007)

Theodore L. Harris

Age:  54

Director Since:  2018

Committee Served:

  ►
  Audit and Finance

Biography

Since 2015, Mr. Harris has been the Chief Executive Officer and a Director of Balchem Corporation, a provider of specialty performance ingredients and products for the food, nutritional, feed, pharmaceutical, medical sterilization and industrial industries. Since 2017, Mr. Harris has served as Chairman of Balchem Corporation's board of directors. Prior to joining Balchem, Mr. Harris spent 11 years at Ashland, Inc., a global specialty chemical provider in a wide variety of markets and applications, including architectural coatings, adhesives, automotive, construction, energy, food and beverage, personal care, and pharmaceutical. Mr. Harris served in a variety of senior management positions at Ashland, Inc., serving most recently as Senior Vice President and President, Performance Materials, from 2014 to 2015. Prior to this position, from 2011 to 2014, Mr. Harris served as Senior Vice President and President, Performance Materials & Ashland Supply Chain, and prior to that, Vice President and President, Performance Materials & Ashland Supply Chain. Between 1993 and 2004, Mr. Harris served in a variety of senior level roles for FMC Corporation, a global provider of crop-protection products, where he last served as General Manager of the Food Ingredients Business.

Skills & Qualifications

Mr. Harris brings to our Board broad managerial, international, operational, financial and sales experience, as well as his track record of developing worldwide marketing strategies and his strong connectivity to consumer end markets.

Other Public Board Service:

Balchem Corporation (2015–present)

Pentair plc     13

PROPOSAL 1

David A. Jones

Age:  69

Director Since:  2003

Committees Served:

  ►
  Compensation
  ►
  Governance

Biography

Mr. Jones serves as the Chairman of the Board. Since 2008, Mr. Jones has been Senior Advisor to Oak Hill Capital Partners, a private equity firm. In 2017, Mr. Jones was appointed to the board of directors of Checkers Drive-In Restaurants, Inc., a leading national restaurant chain; in 2016, Mr. Jones was appointed to the board of directors of Imagine! Print Solutions, a provider of in-store marketing solutions; and in 2012, Mr. Jones was appointed to the board of directors of Earth Fare, Inc., one of the largest natural food retailers in the U.S., all of which are privately owned by Oak Hill Capital Partners. Between 1996 and 2007, Mr. Jones was Chairman and Chief Executive Officer of Spectrum Brands, Inc. (formerly Rayovac Corporation), a global consumer products company with major businesses in batteries, lighting, shaving/grooming, personal care, lawn and garden, household insecticide, and pet supply product categories. Mr. Jones also served in leadership roles with Rayovac, Spectrum Brands, Thermoscan and The Regina Company.

Skills & Qualifications

Mr. Jones' extensive management experience with both public and private companies and private equity, coupled with his global operational, financial, and mergers and acquisitions expertise, have given the Board invaluable insight into a wide range of business situations. Mr. Jones has served on each of our Board Committees, which allows him to bring to the Board insight into a wide range of business and governance situations.

Other Public Board Service:

Dave & Buster's Entertainment, Inc. (2010–2016); The Hillman Group (2010–2014); Simmons Bedding Company (2000–2010); Spectrum Brands, Inc. (1996–2007); Tyson Foods, Inc. (1995–2005)

Michael T. Speetzen

Age:  49

Director Since:  2018

Committee Served:

  ►
  Audit and Finance

Biography

Since 2015, Mr. Speetzen has served as the Executive Vice President, Finance and Chief Financial Officer of Polaris Industries Inc., a global powersports leader with a product line-up that includes side-by-side and all-terrain off-road vehicles, motorcycles, boats, and snowmobiles. From 2011 to 2015, Mr. Speetzen was Senior Vice President, Finance and Chief Financial Officer of Xylem Inc., a leading global water technology equipment and service provider. Prior to joining Xylem, Mr. Speetzen served as Vice President and Chief Financial Officer of ITT Fluid and Motion Control from 2009 to 2011, Chief Financial Officer for the StandardAero division of the private equity firm Dubai Aerospace Enterprise Ltd. from 2007 to 2009, and various positions of increasing responsibility in the finance functions at Honeywell International, Inc. and General Electric Company.

Skills & Qualifications

Mr. Speetzen brings to our Board extensive financial experience and knowledge of global markets and transacting international business.

14     2019 Proxy Statement

PROPOSAL 1

John L. Stauch

Age:  54

Director Since:  2018

Biography

Mr. Stauch is the President and Chief Executive Officer of Pentair plc having previously served as Chief Financial Officer of Pentair from 2007 to 2018. Prior to joining Pentair, Mr. Stauch served as Chief Financial Officer of the Automation and Control Systems unit of Honeywell International Inc. from 2005 to 2007. Previously, Mr. Stauch served as Chief Financial Officer and Information Technology Director of PerkinElmer Optoelectronics and various executive, investor relations and managerial finance positions within Honeywell International Inc. and its predecessor AlliedSignal Inc. from 1994 to 2005. Mr. Stauch serves as a Director of Deluxe Corporation, where he is currently Chair of the Audit Committee and a member of the Finance Committee.

Skills & Qualifications

Mr. Stauch brings to our Board extensive knowledge of Pentair as our President and Chief Executive Officer and former Chief Financial Officer and extensive experience as a financial executive with many aspects of public company strategy and operations.

Other Public Board Service:

Deluxe Corporation (2016–present)

Billie I. Williamson

Age:  66

Director Since:  2014

Committees Served:

  ►
  Governance (Chair)
  ►
  Compensation

Biography

Ms. Williamson serves as Chair of our Governance Committee. Ms. Williamson has over three decades of experience auditing public companies as an employee and partner of Ernst & Young LLP. From 1998 to 2011, Ms. Williamson served Ernst & Young as a Senior Assurance Partner. Ms. Williamson was also Ernst & Young's Americas Inclusiveness Officer, a member of its Americas Executive Board, which functions as the Board of Directors for Ernst & Young dealing with strategic and operational matters, and a member of the Ernst & Young U.S. Executive Board responsible for partnership matters for the firm.

Skills & Qualifications

Ms. Williamson brings to our Board extensive financial and accounting knowledge and experience, including her service as a principal financial officer and an independent auditor to numerous Fortune 250 companies and her professional training and standing as a Certified Public Accountant, as well as her broad experience with SEC reporting and governance matters.

Other Public Board Service:

Cushman & Wakefield plc (2018–present); Kraton Corporation (2018–present); XL Group Ltd. (2018); CSRA Inc. (2015–2018); Janus Capital Group Inc. (2015–2017); Exelis Inc. (2012–2015); Annie's Inc. (2012–2014)

Pentair plc     15

PROPOSAL 1

DIRECTOR INDEPENDENCE

The Board, based on the recommendation of the Governance Committee, determines the independence of each director based upon the New York Stock Exchange ("NYSE") listing standards and the categorical standards of independence included in our Corporate Governance Principles. Based on these standards, the Board has affirmatively determined that all of our non-employee director nominees (i.e., Mses. Bryan and Williamson and Messrs. Esculier, Glenn, Harris, Jones, and Speetzen) are independent and have no material relationship with us (including our directors and officers) that would interfere with their exercise of independent judgment. The Board has affirmatively determined that our President and Chief Executive Officer, John L. Stauch, is not independent.

In determining independence, our Board and Governance Committee consider circumstances where a director serves as an employee of another company that is a customer or supplier. The Board and Committee have reviewed each of these relationships, which are set forth below. In every case, the relationship involves sales to or purchases from the other company that, for each of 2016, 2017, and 2018, were (a) less than the greater of $1 million or 2% of that organization's consolidated gross revenues during each of 2016, 2017, and 2018; and (b) not of an amount or nature that impeded the director's exercise of independent judgment.

Director	Relationship(s) Considered
Ms. Bryan	Chief Financial Officer, Insight Enterprises, Inc.

Mr. Esculier	Chief Executive Officer, WABCO Holdings, Inc.

Mr. Glenn	Senior Advisor, Oak Hill Capital Partners; Former Executive Vice President – Market Development and Corporate Communications, FedEx Corporation; Former President and Chief Executive Officer – FedEx Corporate Services

Mr. Jones	Senior Advisor, Oak Hill Capital Partners

DIRECTOR QUALIFICATIONS; DIVERSITY AND TENURE

The Governance Committee and the Board recognize that the Board's contributions and effectiveness depend on the character and abilities of each director individually as well as on their collective strengths. Accordingly, the Governance Committee and the Board evaluate candidates based on several criteria. Directors are chosen with a view to bringing to the Board a variety of experiences and backgrounds and establishing a core of strategic and business advisers with financial and management expertise. The Governance Committee and the Board also consider candidates with substantial experience outside the business community, such as in the public, academic or scientific communities. In addition, the Governance Committee and the Board consider the tenure of incumbent directors, with the goal of having a mix of shorter-tenured directors who provide fresh perspectives and longer-tenured directors who provide institutional knowledge regarding our company and our business.

When considering candidates for election as directors, the Governance Committee and the Board are guided by the following principles, found in our Corporate Governance Principles:

►
at least a majority of the Board must consist of independent directors;
►
each director should be chosen without regard to gender, sexual orientation, race, religion or national origin;
►
each director should be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others;
►
each director should be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of his or her responsibilities as a director;
►
each director should possess substantial and significant experience that could be important to us in the performance of his or her duties;
►
each director should have sufficient time available to devote to our affairs; and

16     2019 Proxy Statement

PROPOSAL 1

►
each director should have the capacity and desire to represent the balanced, best interests of the shareholders as a whole and not primarily the interests of a special interest group or constituency and be committed to enhancing long-term shareholder value.

Our policies on director qualifications emphasize our commitment to diversity at the Board level — diversity not only of gender, sexual orientation, race, religion or national origin but also diversity of experience, expertise and training. The Governance Committee in the first instance is charged with observing these policies, and strives in reviewing each candidate to assess the fit of his or her qualifications with the needs of the Board and our company at that time, given the then current mix of directors' attributes. Board composition, effectiveness and processes are all subject areas of our annual Board self-assessment, which is described in more detail below under "Board and Committee Self-Assessments."

SHAREHOLDER RECOMMENDATIONS, NOMINATIONS AND PROXY ACCESS

Our Corporate Governance Principles provide that the Governance Committee will consider persons properly recommended by shareholders to become nominees for election as directors in accordance with the criteria described above under "Directors Qualifications; Diversity and Tenure." Recommendations for consideration by the Governance Committee, together with appropriate biographical information concerning each proposed nominee, should be sent in writing to c/o Corporate Secretary, Pentair plc, Regal House, 70 London Road, Twickenham, London, TW1 3QS, United Kingdom.

Our Articles of Association set forth procedures to be followed by shareholders who wish to nominate candidates for election as directors in connection with an Annual General Meeting. All such nominations must be accompanied by certain background and other information specified in the Articles of Association and submitted within the timing requirements set forth in the Articles of Association. See "Shareholder Proposals and Nominations for the 2020 Annual General Meeting of Shareholders" below for more information.

In addition, eligible shareholders may under certain circumstances be able to nominate and include in our proxy materials a specified number of candidates for election as directors under the proxy access provisions in our Articles of Association. All such nominations must be accompanied by certain background and other information specified in our Articles of Association and submitted within the timing requirements set forth in our Articles of Association. See "Shareholder Proposals and Nominations for the 2020 Annual General Meeting of Shareholders" below for more information.

Pentair plc     17

CORPORATE GOVERNANCE MATTERS

THE BOARD'S ROLE AND RESPONSIBILITIES

Risk Oversight

The Board is responsible for general oversight of our risk management. The Board focuses on the most significant and material risks facing us and helps to ensure that management develops and implements controls and appropriate risk mitigation strategies.

At the direction of the Board, we have instituted an enterprise-wide risk management system that identifies potential exposure to risks that arise in the course of our business, including strategic, operational, financial, cybersecurity, information technology, and legal and regulatory compliance risks. Our senior management is responsible for the administration of the enterprise-wide risk management system. To that end, senior management assesses and monitors potential risks and develops mitigation strategies to address those potential risks.

The Board has determined that the Board as a whole, and not a separate committee, will oversee our enterprise risk management process. Each of our Board Committees has historically focused and continues to focus on specific risks within its respective area of responsibility and regularly reports to the full Board. The Audit and Finance Committee focuses on accounting and financial controls, financial statement integrity, financial risk exposures, and tax policy and compliance. The Compensation Committee reviews risks related to our compensation programs and policies as discussed further below under "Risk Considerations in Compensation Decisions." The Governance Committee considers risks related to our corporate governance structure and processes, including director qualifications and independence, as well as our Code of Business Conduct and Ethics and other corporate-related compliance matters.

The Board uses our enterprise-wide risk management system as a key tool for understanding the risks facing us as well as assessing whether management's processes, procedures and practices for mitigating those risks are effective. Our General Counsel is the primary person responsible to the Board in the planning, assessment and reporting of our risk profile and this risk management system. The Board reviews and discusses an assessment of and a report on our risk profile on a regular basis, including reports on strategic, operational, financial, cybersecurity, information technology, and legal and regulatory compliance risks.

Oversight in Company Strategy

At least once per year, the Board and senior management engage in an in-depth strategic review of our company's outlook and strategy, which is designed to create long-term shareholder value and serves as the foundation upon which goals are established. Throughout the year, the Board reviews our strategy and monitors management's progress against such goals.

Oversight in Succession Planning

The Board views its role in succession planning and talent development as a key responsibility. At least once per year, usually as part of the annual talent review process, the Board discusses and reviews the succession plans for the Chief Executive Officer position and other executive officers and key contributors. The Board becomes familiar with potential successors for key management positions through various means, including annual talent reviews, presentations to the Board, and communications outside of meetings. Our succession planning process is an organization-wide practice designed to proactively identify, develop and retain the leadership talent that is critical for our future business success.

Communicating with Shareholders and Other Stakeholders

We believe that maintaining an active dialogue with our shareholders is important to our long-term success. We value the opinions of our shareholders and other stakeholders and welcome their views throughout the year on key issues. During 2018, we continued our shareholder outreach on executive compensation and corporate governance matters. Our 2018 shareholder outreach included 35 of our largest shareholders, representing 68% of our outstanding shares.

18     2019 Proxy Statement

CORPORATE GOVERNANCE MATTERS

If you wish to communicate with the Board, non-employee directors as a group, or any individual director, including the Chairman, you may send a letter addressed to the relevant party, c/o Corporate

Secretary, Pentair plc, Regal House, 70 London Road, Twickenham, London, TW1 3QS, United Kingdom. Any such communications will be forwarded directly to the relevant addressee(s).

Policies and Procedures Regarding Related Person Transactions

Our Board has adopted written policies and procedures regarding related person transactions. For purposes of these policies and procedures:

►
a "related person" means any of our directors, executive officers, or 5% shareholders or any of their immediate family members; and
►
a "related person transaction" generally is a transaction (including any indebtedness or a guarantee of indebtedness) in which we were or are a participant and the amount involved exceeds $50,000, and in which a related person had or will have a direct or indirect material interest.

Potential related person transactions must be disclosed in the manner required in our Articles of Association and be brought to the attention of the Governance Committee directly or to the General Counsel for transmission to the Committee. Disclosure to the Governance Committee should occur before, if possible, or as soon as practicable after the related person transaction is effected, but in any event as soon as practicable after the executive officer or director becomes aware of the related person transaction. The Governance Committee's decision whether to approve or ratify a related person transaction is to be made in light of a number of factors, including the following:

►
whether the terms of the related person transaction are fair to us and on terms at least as favorable as would apply if the other party had no affiliation with any of our directors, executive officers or 5% shareholders;
►
whether there are demonstrable business reasons for us to enter into the related person transaction;
►
whether the related person transaction could impair the independence of a director under our Corporate Governance Principles' standards for director independence; and
►
whether the related person transaction would present an improper conflict of interest for any of our directors or executive officers, taking into account the size of the transaction, the overall financial position of the director or executive officer, the direct or indirect nature of the interest of the director or executive officer in the transaction, the ongoing nature of the relationship, and any other factors the Governance Committee deems relevant.

We had no related person transactions during 2018. To our knowledge, no related person transactions are currently proposed.

BOARD STRUCTURE AND PROCESSES

We and our Board are committed to the highest standards of corporate governance and ethics. As part of this commitment, the Board has adopted a set of Corporate Governance Principles that sets forth our policies on:

►
selection and composition of the Board;
►
Board leadership;
►
Board composition and performance;
►
responsibilities of the Board;
►
the Board's relationship to senior management;
►
meeting procedures;
►
Committee matters; and
►
succession planning and leadership development.

The Board regularly reviews and, if appropriate, revises the Corporate Governance Principles and other governance instruments, including the charters of its Audit and Finance, Compensation, and Governance Committees, in accordance with rules of the Securities and Exchange Commission ("SEC") and the NYSE. The Board has also adopted a Code of Business Conduct and Ethics and has designated it as the code of ethics for our Chief Executive Officer and senior financial officers.

Copies of these documents are available, free of charge, on our website at https://www.pentair.com/en/about/corporate-governance.html.

Pentair plc     19

CORPORATE GOVERNANCE MATTERS

Board Leadership Structure

We do not have a policy requiring the positions of Chairman of the Board and Chief Executive Officer to be held by different persons. Rather, the Board has the discretion to determine whether the positions should be combined or separated. Since 2018, and in connection with the Separation, the positions of Chief Executive Officer and Chairman of the Board have been separated.

Mr. Stauch is our Chief Executive Officer, and Mr. Jones, an independent member of the Board, serves as Chairman of the Board. The role of the Chairman is to provide independent leadership to the Board, act as liaison between and among the non-employee directors and our company, and seek to ensure that the Board operates independently of management. The Chairman's principal responsibilities include:

►
leading meetings of the Board;
►
residing over all executive sessions of the Board;
►
in conjunction with the Chair of the Compensation Committee, reporting to the Chief Executive Officer on the Board's annual review of his performance;
►
approving the agenda for Board meetings, including scheduling to assure sufficient time for discussion of all agenda items;
►
in conjunction with the Committee Chairs, ensuring an appropriate flow of information to the Board;
►
holding one-on-one discussions with individual directors where requested by directors or the Board; and
►
carrying out other duties as requested by the Board.

Board and Committee Self-Assessments

The Board annually conducts a self-assessment of the Board and each Committee. In 2018, the assessment process consisted of a written evaluation comprising both quantitative scoring and narrative comments on a range of topics, including the composition and structure of the Board, the type and frequency of communications and information provided to the Board and the Committees, the Board's effectiveness in carrying out its functions and responsibilities, the effectiveness of the Committee structure, directors'

preparation and participation in the meetings, and the values and culture displayed by the directors. The evaluation responses were compiled by a third party and shared with the Chairman of the Board and Governance Committee Chair who led a discussion of the assessment results at the following Board meeting.

In addition, a verbal assessment is conducted in independent executive session at the end of every Board and Committee meeting.

Board Education

Board education is an ongoing, year-round process, which begins when a director joins our Board. Upon joining our Board, new directors are provided with a comprehensive orientation to our company, including our business, strategy and governance. For example, new directors typically participate in one-on-one introductory meetings with our senior business and functional leaders. On an ongoing basis, directors receive presentations on a variety of topics related to their work on the Board and within the industry, both from senior management and from experts outside of our company, including attending a company culture session in 2018. Directors may also enroll in continuing education programs sponsored by third parties at our expense.

20     2019 Proxy Statement

CORPORATE GOVERNANCE MATTERS

COMMITTEES OF THE BOARD

The Board has three standing committees comprised solely of independent directors: the Audit and Finance Committee, the Compensation Committee, and the Governance Committee. The committee members also meet in executive session without management present at each meeting.

Audit and Finance Committee
Role:	The Audit and Finance Committee is responsible, among other things, for assisting the Board with oversight of our accounting and financial reporting processes, oversight of our financing strategy, investment policies, and financial condition, and audits of our financial statements. These responsibilities include the integrity of the financial statements, compliance with legal and regulatory requirements, the independence and qualifications of our external auditor, and the performance of our internal audit function and of the external auditor. The Committee is directly responsible for the appointment, compensation, evaluation, terms of engagement (including retention and termination), and oversight of the independent registered public accounting firm. The Committee holds meetings regularly with our independent and internal auditors, the Board, and management to review and monitor the adequacy and effectiveness of reporting, internal controls, risk assessment, and compliance with our Code of Business Conduct and Ethics and other policies.

Members:	Glynis A. Bryan (Chair), Jacques Esculier, Theodore L. Harris, and Michael T. Speetzen. All members have been determined to be independent under SEC and NYSE rules.

Report:	You can find the Audit and Finance Committee Report under "Audit and Finance Committee Report" of this Proxy Statement.

Financial Experts:	The Board has determined that all members of the Committee are financially literate under NYSE rules and qualify as "audit committee financial experts" under SEC standards.

Compensation Committee
Role:	The Compensation Committee sets and administers the policies that govern executive compensation. This includes establishing and reviewing executive base salaries and administering cash bonus and equity-based compensation under the Pentair plc 2012 Stock and Incentive Plan. The Committee also sets the Chief Executive Officer's compensation based on the Board's annual evaluation of his performance. The Committee has engaged Aon Hewitt, a human resources consulting firm, to aid the Committee in its annual review of our executive compensation program for continuing appropriateness and reasonableness and to make recommendations regarding executive officer compensation levels and structures. In reviewing our executive compensation program, the Compensation Committee also considers other sources to evaluate external market, industry and peer-company practices. Information regarding the independence of Aon Hewitt is included under "Compensation Discussion and Analysis — Compensation Consultant." A more complete description of the Compensation Committee's practices can be found under "Compensation Discussion and Analysis" under the headings "Comparative Framework" and "Compensation Consultant."

Members:	T. Michael Glenn (Chair), David A. Jones, and Billie I. Williamson. All members have been determined to be independent under SEC and NYSE rules.

Report:	You can find the Compensation Committee Report under "Compensation Committee Report" of this Proxy Statement.

Pentair plc     21

CORPORATE GOVERNANCE MATTERS

Governance Committee
Role:	The Governance Committee is responsible for, among other things, identifying individuals qualified to become directors and recommending nominees to the Board for election at Annual General Meetings. In addition, the Committee monitors developments in director compensation and, as appropriate, recommends changes in director compensation to the Board. The Committee is also responsible for reviewing annually and recommending to the Board changes to our Corporate Governance Principles and administering the annual Board and Board Committee self-assessment. Finally, the Governance Committee oversees public policy matters and compliance with our Code of Business Conduct and Ethics.

Members:	Billie I. Williamson (Chair), T. Michael Glenn, and David A. Jones. All members have been determined to be independent under NYSE rules.

ATTENDANCE AT MEETINGS

The Board held six meetings in 2018. Members of the Board are expected to attend all scheduled meetings of the Board and the Committees on which they serve and all Annual and Extraordinary General Meetings. All directors attended 100% of the meetings of the Board and all meetings of the Committees on which they served during the period for which such persons served as directors in 2018. In each regularly scheduled meeting, the independent directors also met in executive session, without the Chief Executive Officer or other members of management present. All of the directors then-serving attended the 2018 Annual General Meeting in person, except for Mr. Esculier, who attended by telephone.

DIRECTOR COMPENSATION

Director compensation is determined by the Governance Committee of the Board. We use a combination of cash and equity-based incentive compensation to attract and retain qualified directors. Compensation of our directors reflects our belief that a significant portion of directors' compensation should be tied to long-term growth in shareholder value.

Mr. Stauch, our only employee-director, is not, and will not be, separately compensated for service as a member of the Board.

Director Retainers

The annual retainers for non-employee directors' service on the Board and Board Committees prior to the Separation in 2018 were as follows:

Board Retainer	$120,000

Lead Director Supplemental Retainer	$30,000

Audit and Finance Committee Chair Supplemental Retainer	$25,000

Compensation Committee Chair Supplemental Retainer	$20,000

Governance Committee Chair Supplemental Retainer	$15,000

Audit and Finance Committee Retainer	$12,500

Compensation Committee Retainer	$6,250

Governance Committee Retainer	$6,250

22     2019 Proxy Statement

CORPORATE GOVERNANCE MATTERS

Aon Hewitt reviewed our director compensation with the Governance Committee during 2017, in light of the anticipated changes to our peer group for benchmarking executive compensation following the Separation. As a result of such review, the annual retainers for non-employee directors' service on the Board and Board Committees were reduced after the Separation in 2018 to the following levels:

Board Retainer	$80,000

Non-Employee Director Chair	$140,000

Audit and Finance Committee Chair Supplemental Retainer	$20,000

Compensation Committee Chair Supplemental Retainer	$15,000

Governance Committee Chair Supplemental Retainer	$12,000

Audit and Finance Committee Retainer	$12,500

Compensation Committee Retainer	$7,500

Governance Committee Retainer	$7,500

In December 2018, Aon Hewitt again reviewed our director compensation with the Governance Committee based on the director compensation practices of such peer group. As a result of such review, certain annual retainers for non-employee directors' service on the Board and Board Committees were increased. The compensation for the Board of Directors in 2019 is as follows:

Board Retainer	$90,000

Non-Employee Director Chair	$140,000

Audit and Finance Committee Chair Supplemental Retainer	$22,750

Compensation Committee Chair Supplemental Retainer	$15,000

Governance Committee Chair Supplemental Retainer	$15,000

Audit and Finance Committee Retainer	$13,500

Compensation Committee Retainer	$7,500

Governance Committee Retainer	$7,500

In addition, based on such review by Aon Hewitt, we adopted in December 2018 a policy to provide, beginning in 2019, a tax equalization payment to non-employee directors on any United Kingdom taxes that may be paid on account of our company's payment of, or reimbursement for, travel, lodging and meal expenses incidental to Board and Board Committee meetings and reimbursement of fees and expenses in connection with assistance in the preparation of United Kingdom tax returns and any United Kingdom taxes on such payment or reimbursement.

Equity Awards

Non-employee directors receive an annual equity grant under the Pentair plc 2012 Stock and Incentive Plan ("Pentair plc 2012 Stock and Incentive Plan") as a part of their compensation. Beginning in 2018, non-employee directors received the full value of their annual equity grant in the form of restricted stock units and ceased receiving annual grants in the form of stock options. Restricted stock units vest on the first anniversary of the grant date. Each restricted stock unit represents the right to receive one ordinary share upon vesting and includes one dividend equivalent unit, which entitles the holder to all cash dividends declared on one ordinary share from and after the date of grant.

In connection with the Separation, non-employee directors received their annual grant for 2018 on May 2, 2018 valued at $130,000. Based on the review of director compensation by Aon Hewitt, the annual grant for 2019 was valued at $140,000 and was granted on January 2, 2019.

Pentair plc     23

CORPORATE GOVERNANCE MATTERS

Stock Ownership Guidelines for Non-Employee Directors

Our Corporate Governance Principles establish that non-employee directors should acquire and hold our company shares or share equivalents at a level of five times the annual board retainer.

STOCK OWNERSHIP FOR DIRECTORS SERVING AS OF DECEMBER 31, 2018

	Share Ownership(1)	12/31/18 Market Value ($)(2)	Ownership Guideline ($)	Meets Guideline
Glynis A. Bryan	26,005	982,479	450,000	Yes

Jacques Esculier	8,905	336,431	450,000	No	(3)

T. Michael Glenn	22,784	860,773	450,000	Yes

Theodore L. Harris	2,862	108,126	450,000	No	(3)

David A. Jones	44,212	1,670,336	450,000	Yes

Michael T. Speetzen	2,862	108,126	450,000	No	(3)

Billie I. Williamson	9,462	357,474	450,000	No	(3)

(1)
The amounts in this column include ordinary shares owned by the director, both directly and indirectly, and unvested restricted stock units.

(2)
Based on the closing market price for our ordinary shares on December 31, 2018 of $37.78.

(3)
Under the established practice prior to the Separation, non-employee directors have five years after their election as a director to meet the stock ownership guidelines. Mr. Esculier and Ms. Williamson were first elected as directors in 2014, and Messrs. Harris and Speetzen were first elected as directors in 2018. All directors have met or are on track to meet the guidelines.

Director Compensation Table

The table below summarizes the compensation that we paid to non-employee directors for the year ended December 31, 2018.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
Glynis A. Bryan	127,500	129,992	—	—	—	—	257,492

Jerry W. Burris	44,167	—	—	—	—	—	44,167

Carol Anthony (John) Davidson	40,000	—	—	—	—	—	40,000

Jacques Esculier	105,833	129,992	—	—	—	—	235,825

Edward P. Garden(5)	44,167	—	—	—	—	—	44,167

T. Michael Glenn	122,500	129,992	—	—	—	—	252,492

Theodore L. Harris	61,667	129,992	—	—	—	—	191,659

David H. Y. Ho	44,167	—	—	—	—	—	44,167

David A. Jones	207,500	129,992	—	—	—	—	337,492

Ronald L. Merriman	44,167	—	—	—	—	—	44,167

William T. Monahan	54,167	—	—	—	—	—	54,167

Matthew H. Peltz(5)	34,420	129,992	—	—	—	—	164,412

Michael T. Speetzen	61,667	129,992	—	—	—	—	191,659

Billie I. Williamson	115,500	129,992	—	—	—	—	245,492

(1)
Messrs. Burris, Davidson, Garden, Ho, Merriman, and Monahan resigned as directors in connection with the Separation effective April 30, 2018. Mr. Peltz resigned as a director effective September 10, 2018.

24     2019 Proxy Statement

CORPORATE GOVERNANCE MATTERS

(2)
The amounts in column (c) represent the aggregate grant date fair value, computed in accordance with ASC 718, of restricted stock units granted during 2018. Assumptions used in the calculation of these amounts are included in footnote 13 to our audited financial statements for the year ended December 31, 2018 included in our Annual Report on Form 10-K filed with the SEC on February 19, 2019. As of December 31, 2018, each then-serving director had the unvested restricted stock units and deferred share units shown in the table below.

Name	Unvested Restricted Stock Units	Deferred Share Units
Glynis A. Bryan	2,862	5,161

Jacques Esculier	2,862	—

T. Michael Glenn	2,862	1,053

Theodore L. Harris	2,862	—

David A. Jones	2,862	29,873

Michael T. Speetzen	2,862	—

Billie I. Williamson	2,862	—

(3)
No stock options were granted to our non-employee directors during 2018. As of December 31, 2018, each then-serving director had the outstanding stock options shown in the table below.

Name	Outstanding Stock Options
Glynis A. Bryan	38,665

Jacques Esculier	—

T. Michael Glenn	38,665

Theodore L. Harris	—

David A. Jones	38,665

Michael T. Speetzen	—

Billie I. Williamson	—

(4)
Directors occasionally receive personal use of event tickets when such tickets are not being used for business purposes for which we have no aggregate incremental cost.

(5)
Messrs. Garden and Peltz have advised us that, pursuant to their arrangements with Trian Fund Management, L.P., they transferred to Trian Fund Management, L.P., or held for the benefit of Trian Fund Management, L.P., all director compensation paid to them.

Pentair plc     25

EXECUTIVE COMPENSATION

In accordance with Section 14A of the Securities Exchange Act of 1934, the Board is asking the shareholders to approve, by nonbinding, advisory vote, the compensation of the Named Executive Officers disclosed in the sections below titled "Compensation Discussion and Analysis" and "Executive Compensation Tables." We currently hold these votes annually.

Executive compensation is an important matter to the Board and the Compensation Committee and to our shareholders. We have designed our executive compensation program to align executive and shareholder interests by rewarding the achievement of specific annual, long-term, and strategic goals that create long-term shareholder value. We believe that our executive compensation program provides competitive compensation that motivates and rewards executives for achieving financial and strategic objectives, provides rewards commensurate with performance to incentivize the Named Executive Officers to perform at their highest levels, encourages growth and innovation, attracts and retains the Named Executive Officers and other key executives, and aligns our executive compensation with shareholders' interests through the use of equity-based incentive awards.

The Compensation Committee has overseen the development and implementation of our executive compensation program in line with these compensation objectives. The Compensation Committee continuously reviews, evaluates and updates our executive compensation program to ensure that we provide competitive compensation that motivates the Named Executive Officers to perform at their highest levels while increasing long-term value to our shareholders.

With these compensation objectives in mind, the Compensation Committee has taken a number of compensation actions to align with our shareholders' interests, including the following:

►
No automatic single trigger change in control vesting and excise tax gross-ups in agreements with our executive officers.
►
Annual cash incentives for the Named Executive Officers are based on performance goals that correlate strongly with two primary corporate objectives: improving the financial return from our business and strengthening our balance sheet through cash flow improvement and debt reduction.
►
A significant portion of total compensation is "at risk" if certain performance goals are not satisfied or is otherwise subject to our future performance.
►
Executive officers must comply with robust stock ownership guidelines.
►
Elimination of our cash perquisite allowance, as described below under the heading "Perquisites and Other Personal Benefits."

As described in detail under "Compensation Discussion and Analysis — Shareholder Outreach and Say on Pay," we continued shareholder outreach in 2018.

These and other actions demonstrate our continued commitment to align executive compensation with shareholders' interests while providing competitive compensation to attract, motivate and retain the Named Executive Officers and other key executives. We will continue to review and adjust our executive compensation program with these goals in mind to ensure the long-term success of our company and generate increased long-term value to our shareholders.

This nonbinding, advisory vote gives you an opportunity to express your views about our executive compensation program. As we further align our executive compensation program with the interests of our shareholders while continuing to retain key talented executives who drive our company's success, we ask that you approve the compensation of the Named Executive Officers.

The resolution in respect of this Proposal 2 is an ordinary resolution. The text of the resolution in respect of Proposal 2 is as follows:

"IT IS RESOLVED, that, on a nonbinding, advisory basis, the compensation of Pentair plc's Named Executive Officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables and the related disclosures contained in Pentair plc's Proxy Statement is hereby approved."

26     2019 Proxy Statement

PROPOSAL 2

VOTE REQUIREMENT

Approval, by nonbinding, advisory vote, of the compensation of the Named Executive Officers requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual General Meeting.

EACH OF THE BOARD AND THE COMPENSATION COMMITTEE RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

Pentair plc     27

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the following Compensation Discussion and Analysis with management and, based on such review and discussions, the Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2018.

THE COMPENSATION COMMITTEE

T. Michael Glenn, Chair
David A. Jones
Billie I. Williamson

28     2019 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

OVERVIEW OF COMPENSATION PROGRAM AND OBJECTIVES

The Compensation Committee sets and administers the policies that govern our executive compensation, including:

►
establishing and reviewing executive base salaries;
►
overseeing our annual incentive compensation plans;
►
overseeing our long-term equity-based compensation plan;
►
approving all awards under those plans;
►
annually evaluating risk considerations associated with our executive compensation program; and
►
annually approving all compensation decisions for executive officers, including those for the Named Executive Officers, who are named in the Summary Compensation Table below.

The Compensation Committee believes that the most effective executive compensation program aligns executive initiatives with shareholders' economic interests. The Committee seeks to accomplish this objective by rewarding the achievement of specific annual, long-term and strategic goals that create lasting shareholder value.

The Compensation Committee's specific objectives include:

►
motivating and rewarding executives for achieving financial and strategic objectives;
►
aligning management and shareholder interests by encouraging employee stock ownership;
►
providing rewards commensurate with company performance;
►
encouraging growth and innovation; and
►
attracting and retaining top-quality executives and key employees.

To balance the objectives described above, our executive compensation program uses the following direct compensation elements:

►
base salary, to provide fixed compensation competitive in the marketplace;
►
annual incentive compensation, to reward short-term performance against specific financial targets; and
►
long-term incentive compensation, to link management incentives to long-term value creation and shareholder return.

We also provide standard retirement and health and welfare benefits to attract and retain executives over the longer term.

The Compensation Committee reviews total compensation for executive officers and the relative levels of each of these forms of compensation against the Committee's goals. The mix of total direct compensation for 2018 for our Chief Executive Officer and the average of the other Named Executive Officers is shown in the charts below.

Pentair plc     29

COMPENSATION DISCUSSION AND ANALYSIS

2018 HIGHLIGHTS AND BUSINESS RESULTS*

2018 represented a historic year for Pentair. On April 30, 2018, we transferred our electrical business to nVent Electric plc ("nVent") and spun off nVent as a public company to our shareholders (the "Separation") and retained our water business as a "pure play" residential and commercial water treatment company (the "new Pentair"). Also in connection with the Separation, we reported the historical financial results of the electrical business as discontinued operations. See our consolidated financial statements in our Form 10-K filed with the SEC on February 19, 2019 for more information.

At the Separation, a new leadership team was put in place for Pentair, with Mr. Stauch becoming our new President and Chief Executive Officer upon the completion of the Separation. Our Named Executive Officers in 2018 were Mr. Stauch as well Mark C. Borin, Executive Vice President and Chief Financial Officer; Karl R. Frykman, Executive Vice President and Chief Operating Officer; Karla C. Robertson, Executive Vice President, General Counsel and Secretary; Philip M. Rolchigo, Executive Vice President and Chief Technology Officer; and Randall J. Hogan, our previous Chairman and Chief Executive Officer, who led our company for 18 years and retired at the time of the Separation.

The Separation created a unique opportunity for us to focus on our people, processes, and Win Right Values in order to be in the best position to deliver on our vision and strategy. Also, after the Separation, we became a smaller company, which we believe is well-positioned for focused and strategic growth as we look to the future. At the end of 2018, and after the Separation, we had approximately 10,000 employees and 2018 net sales from continuing operations of $2.97 billion, as compared to the end of 2017 and before the Separation, when we had approximately 18,000 employees and reported 2017 net sales of $4.94 billion.

With a new, more focused Pentair and with our new mission and vision, we ended 2018 delivering on our commitments to shareholders and exceeding our 2017 performance on critical measures. In 2018 as compared to 2017, we increased our earnings per share from continuing operations ("EPS") by 191.9%, we increased our adjusted EPS by 21.1%, and we increased our segment income by 8.1%. Our net sales grew 4.2% during 2018 compared to 2017, and free cash flow was $410 million for 2018, representing a conversion of 98.5% of our adjusted net income to free cash flow.

*    Please see Appendix A for reconciliation of GAAP to non-GAAP financial measures included in this section.

In 2018, we fulfilled our long-standing commitment of delivering performance for our shareholders with year-over-year increases in key financial measures, based on a comparison of results from continuing operations that exclude the historical results of nVent's electrical business. EPS were $1.81 in 2018 compared to $0.62 in 2017. Adjusted EPS increased 21.1% to $2.35 in 2018 compared to $1.94 in 2017. Adjusted EPS is a key metric in our performance share unit awards, detailed beginning on page 38.

30     2019 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Operating income in 2018 was $437 million compared to $378 million in 2017. Our segment income increased 8.1% over the prior year to $537 million in 2018 from $497 million in 2017. Segment income as a percent of sales grew to 18.1% in 2018 from 17.5% in 2017. Segment income is a key metric in our Management Incentive Plan, detailed beginning on page 36.

Net cash provided by operating activities of continuing operations was $458 million in 2018 compared to $279 million in 2017. Free cash flow from continuing operations of $410 million represented approximately 98.5% conversion of adjusted net income. Adjusted for the Separation, we increased the cash dividend paid to our shareholders for the 42nd consecutive year in 2018, returning $187 million to our shareholders. Free cash flow is a key metric in our Management Incentive Plan, detailed beginning on page 36.

Our net sales during 2018 were $2,965 million, up 4.2% compared to $2,846 million in 2017. Revenue is a key metric in our Management Incentive Plan, detailed beginning on page 36.

Pentair plc     31

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION COMMITTEE ACTIONS

The Compensation Committee took a number of steps prior to and in preparation for the Separation, including the following actions:

►
Selected New Executive Compensation Comparator Groups – The Compensation Committee worked with its independent compensation consultant to develop updated comparator groups for the new Pentair.
►
Established New Pay Ranges for Executive Officers – The Compensation Committee worked with its independent compensation consultant to establish 2018 pay ranges for executive officers that reflect the industry focus and smaller size of the new Pentair. The resulting pay ranges guided compensation decisions for the executive officers for 2018, which aligned their pay with peers, industry norms, and company size.
►
Replaced Legacy Key Executive Employment and Separation Agreements ("KEESAs") – All outstanding legacy KEESAs were replaced at the time of the Separation with the new form of KEESA adopted by Pentair for any new hires since 2015. These KEESAs replaced single-trigger vesting of cash and equity awards upon a change in control with double-trigger vesting and also eliminated excise tax gross-ups.
►
Eliminated Flexible Perquisite Allowance – Beginning on January 1, 2018, we eliminated the flexible perquisite cash allowance for all executive officers who would continue in service after the Separation.
►
Separated 2018 Incentive Plans – We established separate annual and long-term incentive compensation plans for the new Pentair at the beginning of the 2018 fiscal year to ensure that the new Pentair management team was focused on its business goals for the entire year.
►
Approved Treatment of Pre-Separation Performance Share Units – The Compensation Committee approved the conversion of outstanding performance share units to restricted stock units, effective at the Separation. The conversion was necessary because the originally established performance goals were no longer relevant following the Separation. The Compensation Committee determined the extent to which the performance goals established for the performance share units were considered satisfied at the time of the Separation based on the trend of the achievement of the performance goals and the number of performance share units that had been earned based on the level of achievement of such goals, and exercised its discretion to provide for a conversion rate at 125% of target for the 2016-2018 performance period and 100% of target for the 2017-2019 performance period. The resulting restricted stock units retained the respective time-based vesting schedules of each performance period, and would be distributed at the end of the original performance periods.
►
Approved Treatment of Pre-Separation Stock Options and Restricted Stock Units – Outstanding stock options and restricted stock units (including converted performance share units) granted prior to May 9, 2017 (the date of the announcement of the intention to implement the Separation) were converted into adjusted awards relating to ordinary shares of both Pentair and nVent, and awards granted on or after May 9, 2017 were converted into an adjusted award of the company, whether nVent or Pentair, that employed the award holder immediately after the Separation. The awards were adjusted so that the value of the awards immediately before and immediately after the Separation was substantially the same. The vesting schedule for all outstanding awards was not impacted by the Separation, and continued employment with, or service to, Pentair or nVent following the Separation, as applicable, is treated as continued employment with or service to both Pentair and nVent.

32     2019 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

SHAREHOLDER OUTREACH AND SAY ON PAY

The Compensation Committee believes it is important to maintain an open dialogue with our shareholders to gain input on their perspectives regarding our executive compensation program and to provide clarifying information enabling them to make informed decisions in our annual advisory shareholder vote (our "say on pay vote") on the compensation of our executive officers named in our Proxy Statement.

In 2018, we maintained our shareholder outreach to gain additional insight, better understand shareholder perspectives, and evaluate any concerns regarding our executive compensation program. Additionally, we took the opportunity to discuss the impact of the Separation on our compensation program and treatment of outstanding long term incentive awards.

The majority of shareholders we spoke with supported our executive compensation program and the changes adopted over the last several years. This support was reflected in the results of the say on pay vote at the 2018 Annual General Meeting, with approximately 93% of votes cast in favor of our proposal.

Our 2018 shareholder outreach included 35 of our largest shareholders representing 68% of our outstanding shares. Our former Lead Director and former and current Compensation Committee Chairs, along with members of our management team, participated in the majority of the calls with our shareholders. Shareholder feedback and suggestions on our executive compensation program were shared and discussed with the Compensation Committee and the entire Board. Consistent with the strong vote of shareholder approval, and feedback from our shareholders, we did not make any material changes to our compensation program in response to the outcome of the vote.

Shareholder feedback is an important factor in how we approach and evaluate our executive compensation program. While shareholders have different points of view, the results of our 2018 shareholder discussions were consistent in themes and reinforced the following actions that we had implemented in prior years or updated to better align Pentair's performance metrics and targets as a pure play residential and commercial water treatment company:

Pay-for-Performance

Themes

►
Our executive compensation program demonstrates a true pay-for-performance linkage and shareholder alignment.
►
The compensation of our Chief Executive Officer and other Named Executive Officers should be appropriately risk-based, balancing annual and long-term performance.
►
Goal setting should support the achievement of strategic business goals and creation of shareholder value.

Approach

►
The Compensation Committee carefully assessed the 2018 annual and long-term incentive opportunities, taking into account not only competitive market data based on the post-Separation peer group, but also factors such as company, business unit and individual performance, scope of responsibility, critical needs and skill sets, experience, leadership potential, and succession planning.
►
The Compensation Committee evaluated the pay mix of our Chief Executive Officer and other Named Executive Officers for 2018 as it does every year, to ensure annual and long-term incentives are properly balanced.

Pentair plc     33

COMPENSATION DISCUSSION AND ANALYSIS

Annual Incentive Design

Themes

►
Annual incentive plan measures of income, revenue, and free cash flow are well aligned with shareholder interests.
►
Free cash flow measure is particularly valued because it reflects the quality of our earnings stream.
►
Reward profitable growth, not growth at any cost.

Approach

►
Maintained design of annual incentive of the executive officers for 2018 to be based solely on financial and operating results.
►
Increased weighting of income for the new Pentair, reflecting continued emphasis of profitability as a stand-alone, pure play water company.

Long Term Incentive Design

Themes

►
The current program consisting of heavier weighting of performance-vested equity of long-term compensation is aligned with shareholder interests.
►
Adjusted EPS is viewed as a measure closely tied to creation of shareholder value; return measure and/or relative performance measure are also considered important to shareholders.

Approach

►
For 2018, maintained weighting performance share units as 50% of the executive officers' long-term incentive mix, with remaining 50% equally split between restricted stock units and stock options.
►
Retained adjusted EPS growth and return on equity ("ROE") weighted 75% and 25%, respectively, for 2018 awards.
►
Performance goals disclosed to shareholders in the year of grant in our Proxy Statement.
►
Replaced ROE measure with return on invested capital ("ROIC") for 2019 awards.

COMPARATIVE FRAMEWORK

In setting compensation for our executive officers, including our Named Executive Officers, the Compensation Committee uses competitive compensation data from an annual total compensation study of selected peer companies and other relevant survey sources to inform its decisions about overall compensation opportunities and specific compensation elements. The Compensation Committee uses multiple reference points when establishing targeted compensation levels. The Compensation Committee applies judgment and discretion in establishing targeted pay levels, taking into account not only competitive market data, but also factors such as company, business unit and individual performance, scope of responsibility, critical needs and skill sets, experience, leadership potential, and succession planning. During 2017, in anticipation of the Separation in 2018, the Committee worked with Aon Hewitt to develop an updated group of peer companies that includes companies that would reflect our post-Separation business focus and size. All companies in the peer group were:

►
publicly-traded on a major exchange;
►
similar in business scope and/or operations to our business units and global in nature; and
►
ranged from 1/2 to 2x our revenue size and in the same competitive sectors.

34     2019 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Based on Aon Hewitt's recommendations, the Compensation Committee approved an updated group of companies for benchmarking purposes (the "Comparator Group") for use in setting target compensation for 2018 for our executive officers, including our Named Executive Officers. Our Comparator Group for 2018 included the following 16 peer companies, which had revenues ranging from approximately $1.33 billion to $3.99 billion, with median revenues of approximately $2.68 billion:

Acuity Brands, Inc.	A.O. Smith Corporation	Colfax Corporation

Crane Co.	Donaldson Company, Inc.	Flowserve Corporation

Graco Inc.	IDEX Corporation	Lennox International Inc.

Lincoln Electric Holdings, Inc.	SPX FLOW, Inc.	Snap-on Incorporated

The Timken Company	Valmont Industries, Inc.	Watts Water Technologies, Inc.

Xylem Inc.

2018 COMPENSATION PROGRAM ELEMENTS

For 2018, the principal components of compensation for our Named Executive Officers were:

►
base salary;
►
annual incentive compensation;
►
long-term incentive compensation, consisting of stock options, restricted stock units and performance share units; and
►
retirement and health and welfare benefits.

The Compensation Committee reviews total compensation for executive officers and the relative levels of each of these forms of compensation against the Compensation Committee's goals to attract, retain and incentivize talented executives and to align the interests of these executives with those of our long-term shareholders.

BASE SALARIES

We provide each Named Executive Officer with a fixed base salary. In setting base salaries, the Compensation Committee generally references comparable positions at peer companies based on available market data, which include published survey data and proxy statement data for our Comparator Group. The Compensation Committee considers compensation at comparable companies but does not set base salaries based on a particular peer group benchmark or any single factor. Differences in base salaries among the Named Executive Officers are determined by the Compensation Committee based on numerous factors such as competitive conditions for the Named Executive Officer's position within the Comparator Group and in the broader employment market, as well as the Named Executive Officer's level of responsibility, experience, and individual performance.

In December 2017, the Compensation Committee undertook its annual review of base salaries for executive officers and other management personnel, in accordance with its normal procedures. Following a review by Aon Hewitt, the Compensation Committee approved annual increases of 2.0% to 4.5% to salaries for Messrs. Stauch, Borin, and Frykman relative to their then-current positions as of January 1, 2018. The base salaries for Ms. Robertson and Messrs. Hogan and Rolchigo were not adjusted for 2018.

Additionally, in connection with the Separation, in December 2017, the Compensation Committee reviewed and approved base salaries for new Named Executive Officer appointments and other management personnel, effective April 30, 2018. The new appointments included the promotions of Mr. Stauch to President and Chief Executive Officer, Mr. Borin to Executive Vice President and Chief Financial Officer, and Mr. Frykman to Executive Vice President and Chief Operating Officer. In conjunction with a market review by Aon Hewitt based on the size and industry focus of the new Pentair, the Compensation Committee set the base salaries for Mr. Stauch at $918,000 (representing an increase of 28%), Mr. Borin at $514,000 (representing an increase of 14%), and Mr. Frykman at $646,000 (representing an increase of 28%) for the purposes of aligning their base salaries to their respective new positions effective as of the Separation.

Pentair plc     35

COMPENSATION DISCUSSION AND ANALYSIS

In connection with Ms. Robertson's commencement of employment on December 1, 2017, the Committee set her base salary at $500,000 based on a wide range of factors, including a market review, prior compensation level and arm's length negotiations with Ms. Robertson. Due to her employment with Pentair starting on December 1, 2017, Ms. Robertson's base salary was not changed in 2018. Mr. Rolchigo's appointment as Chief Technology Officer was effective on June 4, 2018, and his base salary remained at $390,000 for 2018.

ANNUAL INCENTIVE COMPENSATION

To provide competitive compensation to attract and retain top talent while linking pay to annual performance, we pay a portion of our executives' cash compensation as incentive compensation tied to annual business performance as measured against annual goals established by the Compensation Committee. In 2018, we provided cash annual incentive compensation to our executive officers, including the Named Executive Officers, under our Management Incentive Plan ("MIP") pursuant to the Pentair plc 2012 Stock and Incentive Plan. The Compensation Committee had no discretion to increase formula-derived incentive compensation under the MIP.

The Compensation Committee determines a percentage of each executive officer's base salary as a targeted level of incentive compensation opportunity under the MIP, based on the Compensation Committee's review of Aon Hewitt's recommendations, relevant survey data and, in the case of executive officers other than the Chief Executive Officer, the recommendations of the Chief Executive Officer. The Compensation Committee generally sets each executive officer's target incentive compensation opportunity taking into consideration the Comparator Group's target payouts but does not set target incentive compensation opportunities based on a particular peer group benchmark or any single factor.

The actual target incentive compensation opportunity set by the Compensation Committee for each executive officer varies depending on a wide range of factors, including competitive conditions for the executive officer's position within the Comparator

Group and in the broader employment market, as well as the executive officer's performance, level of responsibility, and experience. An executive officer's base salary multiplied by the incentive compensation opportunity percentage establishes the target incentive compensation for which the executive officer is eligible.

In connection with the Separation, and following a market review by Aon Hewitt based on the size and industry focus of the new Pentair as a stand-alone, pure play water company, the Compensation Committee reviewed and approved incentive compensation targets for new officer appointments and other management personnel, effective at the time of the Separation. The Compensation Committee did not change the target annual incentive compensation for Messrs. Hogan or Rolchigo or Ms. Robertson. For Messrs. Stauch, Borin, and Frykman, the Committee increased their target annual incentive compensation from 100% to 120%, 70% to 80%, and 80% to 90% of base salary, respectively, to reflect their increased level of responsibility and competitive conditions in the Comparator Group for their new roles effective as of the Separation. The effective target annual incentive compensation for 2018 and the actual annual incentive compensation paid for 2018 to each of Messrs. Stauch, Borin, and Frykman, reflect a pro rata calculation of the pre- and post-Separation target annual incentive compensation applicable to each of them.

The Named Executive Officers' incentive compensation targets as a percentage of salary and a dollar amount, based on base salary on December 1, 2018, were as follows:

	Pre- Separation Target as a % of Salary	Post- Separation Target as a % of Salary	Pro Rata Target as a % of Salary	Target
John L. Stauch	100%	120%	114%	$1,041,807

Mark C. Borin	70%	80%	77%	$419,786

Karl R. Frykman	80%	90%	87%	$560,362

Karla C. Robertson	75%	75%	75%	$375,000

Philip M. Rolchigo	50%	50%	50%	$195,000

Randall J. Hogan	160%	N/A	160%	$680,424

36     2019 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Mr. Hogan's target incentive compensation reflects his retirement in connection with the Separation and his partial year of service.

Actual incentive compensation awarded to each Named Executive Officer is capped at 2.5 times the target, depending on actual company performance, as described below.

For the 2018 MIP, the Compensation Committee approved, based on recommendations of the Chief

Executive Officer, the following three performance measures, which applied to each of our Named Executive Officers: segment income, revenue, and free cash flow, each measured with respect to company-wide performance. Targets for each measure reflected the new Pentair's company size and long-term goals. The performance goals that applied to each of our Named Executive Officers, as well as the weight assigned to each performance goal and the corresponding payout levels were as follows:

Financial Performance Measure	Weight	Threshold (Required for any payout; payouts begin at 75%)	Target (100% payout)	Superior Performance (200% payout)	Excellence (300% payout)
Segment Income	50%	$493 million	$525 million	$555 million	$590 million

Revenue	30%	$2,845 million	$2,950 million	$3,060 million	N/A

Free Cash Flow	20%	$370 million	$410 million	$470 million	N/A

The Compensation Committee recognized the need to examine performance goals and related targets in the context of Pentair as a stand-alone, pure play water company. As a result, the Compensation Committee made several modifications to the existing program that it felt was appropriate for the new Pentair. First, based on shareholder feedback and the understanding that performance goals needed to be clear and easy to understand for all participants, the Compensation Committee replaced income from growth with revenue growth. Second, the Compensation Committee recognized that without nVent's electrical business, the first few years as a water company would even further emphasize the importance of our focus on income and profitability. Consequently, the Compensation Committee increased the segment income measure from 40% to 50% and reduced the free cash flow measure from 30% to 20%.

Consistent with our continuous effort to align pay with performance, and to respond to shareholder feedback that compensation should be tied to strategic financial and operating performance goals, the Compensation Committee maintained the change adopted in 2017 under which annual incentive compensation for Named Executive Officers is solely based on the achievement of company-wide financial performance goals. Annual incentives for Named Executive Officers do not have an individual contribution component. Other than the specific changes mentioned above, the general framework of the MIP performance goals remained similar to previous years.

The target levels for the performance goals were aligned with the corporate objectives in our annual operating plan. To provide an added performance incentive, the Compensation Committee determined that the amount of incentive compensation related to each performance goal would be scaled according to the amount by which the measure exceeded or fell short of the target. The Compensation Committee also determined that the performance goals for free cash flow and revenue should have a threshold level below which no incentive compensation would be earned, and that potential payouts would be scaled from 0.75 at the threshold to 2.0 times at the maximum, as detailed above. For segment income, the Compensation Committee set the threshold at 0.75 and the maximum potential payout at 3.0 times the target.

The actual incentive compensation of each Named Executive Officer was determined by multiplying the eligible target incentive compensation amount by a multiplier determined as described above. Taking into account the adjustments described below the following table, for 2018, actual results as measured by the performance goals under the MIP for each of our Named Executive Officers were as follows:

Financial Performance Measure	Weight	Actual Financial Results	Payout %	Weighted Payout %
Segment Income*	50%	$537 million	140.00%	70.00%

Revenue	30%	$2,965 million	113.64%	34.09%

Free Cash Flow*	20%	$410 million	100.00%	20.00%

Total	100%			124.09%

*
Please see Appendix A for reconciliation of GAAP to non-GAAP financial measures included in this section.

Pentair plc     37

COMPENSATION DISCUSSION AND ANALYSIS

Based on the foregoing, the Named Executive Officers received the MIP payouts that are reflected in the "Non-Equity Incentive Plan Compensation" column under "Executive Compensation Tables — Summary Compensation Table."

In February 2019, the Compensation Committee reviewed the financial performance measures and payouts for the 2019 MIP and eliminated the 300% payout potential for Segment Income.

2018 LONG-TERM INCENTIVE COMPENSATION

The Compensation Committee emphasizes executive compensation that is tied to building and sustaining our company's value through ordinary share performance over time.

In keeping with its philosophy that executive compensation must be tied to building and sustaining value through ordinary share performance over time, the Compensation Committee establishes long-term incentive compensation targets taking into consideration both published survey data and data from our Comparator Group. The Compensation Committee does not set award levels based on a particular peer group benchmark or any single factor. The Compensation Committee determines appropriate performance incentives based on a wide range of factors, such as competitive conditions for the Named Executive Officer's position within the Comparator Group and in the broader employment market, as well as the Named Executive Officer's level of responsibility, experience, and individual performance.

In 2018, the Compensation Committee awarded long-term incentive compensation under the Pentair plc 2012 Stock and Incentive Plan. As it does each year, the Compensation Committee referenced benchmark data (including compensation surveys, Comparator Group information and other data provided by Aon Hewitt) in setting target dollar award levels for each Named Executive Officer and for each position or grade level. In connection with the Separation, the Compensation Committee reviewed and approved long-term incentive compensation targets with reference to the size and focus areas of the new Pentair as a stand-alone, pure play water company. Due to the Separation, grants for post-Separation Named Executive Officers and other executives were awarded on May 2, 2018 in contrast to our standard practice of awarding long-term incentive compensation in early January. No long-term incentive compensation was awarded to Mr. Hogan for 2018 as a result of his planned retirement. However, in lieu of long-term incentive compensation for 2018, Mr. Hogan received a one-time cash payment for his service from January 2018 through the completion of the Separation.

As in prior years, the Compensation Committee continued to balance our long-term incentive compensation program components in a manner focused on shareholder wealth creation, the creation of a sustainable business, and ensuring the leadership is committed to the long-term success of our company. For 2018, the Compensation Committee maintained the mix of long-term incentive award of performance share units at 50% of the total long-term award value and stock options and restricted stock units each at 25% of the total long-term award value. The components had the features described below:

►
Stock options – Each stock option has a term of ten years, with one third of the options vesting on each of the first, second, and third anniversaries of the grant date.
►
Restricted stock units – Each restricted stock unit represents the right to receive one ordinary share upon vesting and includes one dividend equivalent unit, which entitles the holder to a cash payment equal to all cash dividends declared on one ordinary share from and after the date of grant. One third of the restricted stock units vest on each of the first, second, and third anniversaries of the grant date.
►
Performance share units – Each performance share unit represents the right to receive one ordinary share at the end of a three-year performance period if specified performance goals

38     2019 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

are achieved. For the performance share units granted in 2018 relating to the performance period 2018-2020, the Compensation Committee chose adjusted EPS and average ROE as the performance goals for 2018. The Compensation Committee introduced the average ROE performance goal in 2017 in response to shareholder feedback suggesting that we should supplement the EPS performance goal with a return measure, and also to mitigate the compensation risk that having half of the long-term incentive compensation payout based on a single performance metric could create. The Compensation Committee believes that, while long-term interests should be reflected in performance-based awards, the targets should also be realistic and attainable. As a result, the Compensation Committee eliminated the 300% payout target for awards granted in 2018.

The performance goals and corresponding payout levels for 2018 were as follows:

Metrics	Weight	Threshold (50% payout)	Target (100% payout)	Superior Performance (200% payout)	Excellence (300% payout)
Adjusted EPS	75.0%	$2.25	$2.58	$3.35	Eliminated

Average ROE	25.0%	14.0%	16.0%	19.0%	Eliminated

Payouts would be scaled for performance between threshold and target levels and between target and superior performance levels.

The numbers of shares subject to the stock options, restricted stock units and performance share units and the values of the awards granted to the Named Executive Officers in 2018 are reflected under "Executive Compensation Tables — Grants of Plan-Based Awards in 2018."

The value of restricted stock units that vested for each Named Executive Officer in 2018 and the value of options exercised by each Named Executive Officer in 2018 are shown in the table under "Executive Compensation Tables — 2018 Option Exercises and Stock Vested Table."

In December 2018, the Compensation Committee reviewed the performance goals with respect to our strategy in 2019 and approved the replacement of ROE with ROIC for the 2019-2021 performance period.

PERQUISITES AND OTHER PERSONAL BENEFITS

Effective January 1, 2018, we eliminated our perquisite program ("Flex Perq Program") for all of our executive officers who continued to serve as officers at Pentair after the Separation.

During 2018, we continued to provide Mr. Hogan, who retired as of the Separation, with the Flex Perq Program under which he received a prorated cash perquisite allowance in an amount consistent with legacy perquisite practices. For 2018, the total aggregate allowance for Mr. Hogan was $25,000. The Compensation Committee periodically reviews market data provided by Aon Hewitt to assess the levels of perquisites and other personal benefits provided to the Named Executive Officers.

With the elimination of the perquisite program, we provide our executives with limited perquisites in the form of occasional personal use of event tickets when such tickets are not being used for business purposes and a limited financial counseling benefit, for which, in both cases, we have no aggregate incremental cost, as well as one executive physical per year for preventative care.

Pentair plc     39

COMPENSATION DISCUSSION AND ANALYSIS

TREATMENT OF OUTSTANDING AWARDS AT SEPARATION

The Board and Compensation Committee approved the following treatment of long-term awards not vested and outstanding stock options not exercised in connection with the Separation:

►
Treatment of Pre-Separation Performance Share Units – Outstanding performance share units were converted to restricted stock units, effective at the Separation. The conversion was necessary because the originally established performance goals were no longer relevant following the Separation. The Compensation Committee determined the extent to which the performance goals established for the performance share units were considered satisfied at the time of the Separation based on the trend of achievement of the performance goals and the number of performance share units that had been earned based on the level of achievement of such goals, and exercised its discretion to provide for a conversion rate at 125% of target for the 2016-2018 performance period and 100% of target for the 2017-2019 performance period. The resulting restricted stock units retained the respective time-based vesting schedules of each performance period, and would be distributed at the end of the original performance periods.
►
Treatment of Pre-Separation Stock Options and Restricted Stock Units – Outstanding stock options and restricted stock units (including converted performance share units) granted prior to May 9, 2017 (the date of the announcement of the intention to effect the Separation) were converted into adjusted awards relating to ordinary shares of both Pentair and nVent, and awards granted on or after May 9, 2017 were converted into an adjusted award of the company, whether nVent or Pentair, that employed the award holder immediately after the Separation. The awards were adjusted so that the value of the awards immediately before and immediately after the Separation was substantially the same. The vesting schedule for all outstanding awards was not impacted by the Separation, and continued employment with or service to Pentair or nVent following the Separation, as applicable, is treated as continued employment with or service to both Pentair and nVent.

There was no accelerated vesting for any outstanding long-term awards as a result of the Separation. Additionally, no one-time grants or "Founder's Grants" were awarded in connection with the Separation.

BUSINESS RESULTS AND TOTAL SHAREHOLDER RETURN

Our net sales from continuing operations during 2018 were $2,965 million, compared to our reported 2017 net sales of $4,937 million as discussed in our Proxy Statement for our 2018 Annual General Meeting, reflecting the results of the Separation on our financial results. Consequently, all of our financial results disclosed in this Proxy Statement reflect only our continuing operations following the Separation.

The Separation was effected by a pro rata distribution of nVent ordinary shares to holders of Pentair ordinary shares on a one-for-one basis. Because the value of Pentair ordinary shares prior to the Separation was therefore divided between Pentair ordinary shares and nVent ordinary shares after the Separation, we believe Total Shareholder Return (TSR) performance that includes the pre-Separation value of Pentair ordinary shares does not accurately represent our performance as an independent pure play residential and commercial water treatment company. Evaluation of our performance should consider the business results of continuing operations as disclosed in this Proxy Statement. We intend to discuss our TSR performance for post-Separation periods in future proxy statements when comparable information is available.

40     2019 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

STOCK OWNERSHIP GUIDELINES

The Compensation Committee has established stock ownership guidelines for the Named Executive Officers and other executives to motivate them to become significant shareholders, to further encourage long-term performance and growth, and to align their interests with those of shareholders generally. The Compensation Committee monitors executives' compliance with these guidelines and periodically reviews the definition of "stock ownership" to reflect the practices of companies in the Comparator Group. "Stock ownership" currently includes ordinary shares owned by the officer both directly and indirectly, the pro-rated portion of unvested restricted stock, restricted stock units, and shares held in our employee stock ownership plan or our employee stock purchase plan. Stock ownership does not include performance share units until they are earned at the end of the performance period. The Compensation Committee determined that, over a period of five years from appointment, certain executives should accumulate and hold ordinary shares equal to specified multiples of their base salaries.

Based on the structure of the leadership team following the Separation, the Compensation Committee reviewed the guidelines and increased the requirement for our Chief Operating Officer to 3.0 times base salary as well as the Chief Growth Officer and Chief Technology Officer to 2.5 times base salary in 2018.

Following those adjustments, the multiples of base salary required by the guidelines are as follows:

Executive Level	Stock Ownership Guidelines (as a multiple of salary)
Chief Executive Officer	6.0x base salary

Executive Vice President and Chief Financial Officer; Executive Vice President and Chief Operating Officer	3.0x base salary

Executive Vice President and Chief Human Resources Officer;	2.5x base salary
Executive Vice President and General Counsel; Executive Vice President and Chief Growth Officer; Executive Vice President and Chief Technology Officer;
Segment Presidents

Other key executives	2.0x base salary

STOCK OWNERSHIP FOR THE THEN-SERVING NAMED EXECUTIVE OFFICERS AS OF DECEMBER 31, 2018

	Share Ownership	12/31/18 Market Value ($)(1)	Ownership Guideline ($)	Meets Guideline
John L. Stauch	257,891	9,743,131	5,508,000	Yes

Mark C. Borin	45,744	1,728,217	1,641,000	Yes

Karl R. Frykman	64,299	2,429,204	1,938,000	Yes

Karla C. Robertson	7,334	277,079	1,250,000	No	(2)

Philip M. Rolchigo	9,140	345,314	975,000	No	(2)

(1)
The amounts in this column were calculated by multiplying the closing market price of our ordinary shares on the last trading day of our most recently completed fiscal year of $37.78 by the number of shares owned.

(2)
Per the terms of our stock ownership guidelines, an executive has five years from the date of his or her appointment to meet his or her ownership guideline. Ms. Robertson joined our company on December 1, 2017, and Mr. Rolchigo was appointed as an executive officer on June 4, 2018; thus neither executive is yet required to meet the applicable ownership guideline.

Pentair plc     41

COMPENSATION DISCUSSION AND ANALYSIS

EQUITY HOLDING POLICY

We maintain an equity holding policy under which executive officers subject to our stock ownership guidelines are required to retain 100% of the net number of shares acquired under equity awards until the ownership guidelines are satisfied. This policy may be waived to the extent its application to any individual executive officer would cause undue hardship to the executive officer.

CLAWBACK POLICY

We maintain a clawback policy under which certain incentive compensation earned by an executive officer may be recouped if the executive officer's fraud or intentional misconduct is a significant contributing factor to a restatement of financial results. The incentive compensation subject to this policy includes cash bonuses, cash performance units and equity-based awards subject to performance-based vesting conditions to the extent the compensation was paid, credited or earned during the year after the financial results were first disclosed.

POLICY PROHIBITING HEDGING AND PLEDGING

We maintain a policy that prohibits our executive officers and directors from engaging in hedging or pledging transactions involving our ordinary shares or other Pentair securities.

42     2019 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

RETIREMENT AND OTHER BENEFITS

Eligible Named Executive Officers and other executives and employees participate in a number of retirement and similar plans that are described below under "Executive Compensation Tables — 2018 Pension Benefits." We also provide other benefits such as medical, dental, life insurance and disability coverage to substantially all of our full-time U.S. salaried employees, including the Named Executive Officers. We aim to provide employee and executive benefits at levels that reflect competitive market levels.

Medical, Dental, Life Insurance and Disability Coverage

Employee benefits such as medical, dental, life insurance and disability coverage are available to all full-time U.S.-based participants through our active employee plans. In addition to these benefits for active employees, we provide post-retirement medical, dental and life insurance coverage to certain retirees in accordance with the legacy company plans that applied at the time the employees were hired. We provide up to one and a half times annual salary (up to $1,000,000) in life insurance, and up to $15,000 per month in long-term disability coverage. The value of these benefits is not required to be included in the Summary Compensation Table because they are made available to all full-time U.S. salaried employees.

Other Paid Time-Off Benefits

We also provide vacation and other paid holidays to all employees, including the Named Executive Officers, which we have determined to be comparable to those provided at other large companies.

Deferred Compensation

We sponsor a non-qualified deferred compensation program, called the Sidekick Plan, for our U.S. executives within or above the pay grade that has a midpoint annual salary of $176,900 in 2018. This plan permits executives to defer up to 25% of their base salary and 75% of their annual cash incentive compensation. Executives also may defer receipt of restricted stock units or performance share units. We normally make contributions to the Sidekick Plan on behalf of participants with respect to each participant's contributions from that portion of his or her income above the maximum imposed by the U.S. Internal Revenue Code of 1986, as amended (the "Code"), which was $275,000 in 2018, but below the Sidekick Plan's compensation limit of $700,000. Please see the narrative following the "Nonqualified Deferred Compensation Table" below for additional information on our contributions.

Participants in the Sidekick Plan may invest their account balances in a number of possible mutual fund investments. Fidelity Investments Institutional Services Co. provides these investment vehicles for participants and handles all allocation and accounting services for the Sidekick Plan. We do not guarantee or subsidize any investment earnings under the Sidekick Plan, and our ordinary shares are not a permitted investment choice under the Sidekick Plan, although deferred restricted stock units and performance share units are automatically invested in shares.

Amounts deferred, if any, under the Sidekick Plan by the Named Executive Officers are included in the "Salary" and "Non-Equity Incentive Plan Compensation" columns under "Executive Compensation Tables — Summary Compensation Table." Our contributions allocated to the Named Executive Officers under the Sidekick Plan are included in the "All Other Compensation" column under "Executive Compensation Tables — Summary Compensation Table."

Pentair plc     43

COMPENSATION DISCUSSION AND ANALYSIS

Randall J. Hogan Retirement Agreement

Upon completion of the Separation and pursuant to a Retirement Agreement that we entered into with Mr. Hogan on March 13, 2018, Mr. Hogan retired as our Chairman and Chief Executive Officer and joined the board of directors of nVent, serving as non-executive Chairman of nVent's Board of Directors. The Compensation Committee approved such Retirement Agreement after careful consideration of what was in the best interest of our shareholders regarding leadership continuity and the creation of long-term shareholder value. Pursuant to such

Retirement Agreement, Mr. Hogan is required to, among other things, provide consulting services to us from the date of the Separation through August 31, 2020, for up to 40 hours per calendar year. In exchange, we agreed to, among other things, provide Mr. Hogan with office space and certain support services from the date of the Separation through August 31, 2020, and continue to cover Mr. Hogan and his dependents under our medical and dental plans at our expense through August 31, 2020.

SEVERANCE AND CHANGE-IN-CONTROL BENEFITS

We provide severance and change-in-control benefits to selected executives to provide for continuity of management upon a threatened or completed change in control. These benefits are designed to provide economic protection to key executives following a change in control of our company so that our executives can remain focused on our business without undue personal concern. We believe that the security that these benefits provide helps our key executives to remain focused on our ongoing business and reduces the key executives' concerns about future employment. We also believe that these benefits allow our executives to consider the best interests of our company and shareholders due to the economic security afforded by these benefits. We currently provide the following severance and change-in-control benefits to our executive officers:

►
We have agreements with our key corporate executives and other key leaders, including all Named Executive Officers, that provide for contingent benefits upon a change in control or upon a covered termination following a change in control.
►
The Pentair plc 2012 Stock and Incentive Plan provides that, upon a change in control, all options, restricted stock and restricted stock units that are unvested become fully vested; all performance awards (other than annual incentive awards) are paid in full based on performance at the better of target or trend; and all annual incentive awards are paid based on full satisfaction of the performance goals (i.e., target). In addition, if an employee's employment is involuntarily terminated for a reason other than cause, death or disability, or if an employee who is a Board-appointed corporate officer voluntarily terminates employment for good reason, then the employee's outstanding awards under the Pentair plc 2012 Stock and Incentive Plan will be eligible for continued or accelerated vesting as described below under "Executive Compensation Tables — Potential Payments Upon Termination Or Change In Control."
►
Upon certain types of terminations of employment (other than a termination following a change in control), severance benefits may be paid to the Named Executive Officers at the discretion of the Compensation Committee.

We explain these benefits more fully below under "Executive Compensation Tables — Potential Payments Upon Termination Or Change In Control."

We have adopted a policy of not including automatic single-trigger change-in-control vesting and excise tax gross-ups in new agreements with our executive officers. In addition, during 2018, all outstanding legacy KEESAs were replaced at the time of the Separation with the new form of KEESA adopted by Pentair for any new hires since 2015. These KEESAs replaced single-trigger vesting of cash and equity awards upon a change in control with double-trigger vesting and also eliminated excise tax gross-ups. Accordingly, none of our KEESAs with our Named Executive Officers include single-trigger vesting or excise tax gross-ups.

44     2019 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

IMPACT OF TAX CONSIDERATIONS

For 2018, Section 162(m) of the Code generally limited to $1,000,000 the amount of compensation that we could deduct in any one year with respect to certain covered employees.

Starting with the 2018 fiscal year, as a result of the changes made to Section 162(m) of the Code by the Tax Cuts and Jobs Acts, our number of covered employees has increased and includes each of our Named Executive Officers. Also starting with the 2018 fiscal year, the only performance-based compensation that will be exempt from the $1,000,000 deduction limit is performance-based compensation that is paid pursuant to a binding contract in effect on November 2, 2017 and not materially modified after that date. Accordingly, any compensation paid in the future pursuant to new compensation arrangements entered into or materially modified after November 2,

2017, even if performance-based, will count towards the $1,000,000 deduction limit if paid to a covered employee.

The Compensation Committee also considers the impact of other tax provisions, such as the restrictions on deferred compensation set forth in Section 409A of the Code, and attempts to structure compensation in a tax-efficient manner, both for the Named Executive Officers and for our company. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals and as a result of the changes made to Section 162(m) of the Code by the Tax Cuts and Jobs Act, some of the compensation that we provide to our executive officers may not be deductible. It is also possible that compensation we believe to be deductible under Section 162(m) may not be deductible.

COMPENSATION CONSULTANT

The Compensation Committee engages an external compensation consultant to advise the Compensation Committee in implementing and overseeing appropriate compensation programs and policies. The Compensation Committee regularly evaluates the performance of its external compensation consultant and periodically conducts a competitive bid process for the role.

During 2018, the Compensation Committee continued to retain Aon Hewitt, an external compensation consultant, to advise the Compensation Committee on executive compensation issues. See "Corporate Governance Matters — Committees of the Board — Compensation Committee." The Compensation Committee evaluated the independence of Aon Hewitt and the individual representatives of Aon Hewitt who served as the Compensation Committee's consultants based on the factors required by the NYSE. Aon Hewitt is a wholly-owned subsidiary of Aon plc, which provides insurance brokerage and benefit consulting services to us. For the year ended December 31, 2018, we paid Aon plc approximately $1,944,000 for insurance brokerage and benefit consulting services and Aon Hewitt approximately $222,000 for executive compensation consulting for the Compensation Committee. The decision to engage Aon plc for insurance brokerage and benefit consulting services was made by management and was not approved by the Board or the Compensation Committee. The Compensation Committee concluded, based on the evaluation described above, that the services performed by Aon plc with respect to insurance and benefits administration did not raise a conflict of interest or impair Aon Hewitt's ability to provide independent advice to the Compensation Committee regarding executive compensation matters and that Aon Hewitt was independent for purposes of the Compensation Committee.

At the direction of the Compensation Committee, Aon Hewitt advises the Compensation Committee in implementing and overseeing appropriate compensation programs and policies. As part of this process, Aon Hewitt provides the Compensation Committee with comparative market data based on analyses of the practices of the Comparator Group defined above under "Comparative Framework" and relevant survey data. The comparative market data that Aon Hewitt provides address the structure of the compensation programs maintained by the Comparator Group companies as well as the amount of compensation they provide. Aon Hewitt provides guidance on industry best practices and advises the Compensation Committee in determining appropriate ranges for base salaries, annual incentives and equity compensation for each senior executive position.

Pentair plc     45

COMPENSATION DISCUSSION AND ANALYSIS

EVALUATING THE CHIEF EXECUTIVE OFFICER'S PERFORMANCE

In 2018, the Board and the Compensation Committee employed a formal rating process to evaluate Mr. Stauch's performance. Each independent director provided an evaluation and rating of Mr. Stauch's performance. The Compensation Committee Chair submitted a consolidated rating report and the Compensation Committee's recommendations regarding Mr. Stauch's compensation to the independent directors for review and discussion in executive session of the Board of Directors meeting. The Compensation Committee finalized Mr. Stauch's performance rating and, along with the Chairman of the Board, reviewed the final performance rating results and commentary with Mr. Stauch. The Compensation Committee determined Mr. Stauch's compensation and performance targets for the following year.

EQUITY AWARD PRACTICES

The Compensation Committee reviews and approves equity awards to executives at regular meetings throughout the year. The Compensation Committee has also given the Chief Executive Officer discretion to grant equity awards to non-executive officers as required throughout the year (other than normal annual grants, which are granted by the Compensation Committee) within the guidelines of the Pentair plc 2012 Stock and Incentive Plan, up to a maximum grant date value of $2,000,000 total for 2018. The Chief Executive Officer provides a summary report to the Compensation Committee Chair disclosing the aggregate awards granted by the Chief Executive Officer during the preceding fiscal year. Awards granted to newly hired or promoted executives are effective on the last day of the month following the month in which they were approved. If the last day of such month is a day on which the NYSE is not open for trading, then the grant date will be the first day of the following month on which the NYSE is open for trading. All options are granted with an exercise price equal to fair market value based on the closing share price on the effective day of grant.

46     2019 Proxy Statement

EXECUTIVE COMPENSATION TABLES

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid to or earned by each of the Named Executive Officers for the years ended December 31, 2016, 2017, and 2018.

(a)	(b)	(c)	(d)		(e)	(f)	(g)	(h)	(i)	(j)

Name and Principal Position	Year	Salary(1) ($)	Bonus ($)		Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(1)(4)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total Compensation ($)
John L. Stauch	2018	852,618	—		2,850,014	633,334	1,292,799	344,162	41,474	6,014,401

President and Chief	2017	701,600	—		2,175,037	724,999	911,042	1,344,454	77,264	5,934,396

Executive Officer	2016	701,600	—		1,933,352	965,670	897,278	883,593	81,079	5,462,572

Mark C. Borin	2018	524,789	300,000	(7)	899,997	200,008	520,920	25,752	39,300	2,510,766
Executive Vice President and Chief Financial Officer

Karl R. Frykman	2018	599,864	—		1,199,996	400,005	695,364	171,208	39,300	3,105,737

Executive Vice President	2017	485,000	—		975,009	324,994	503,826	251,474	64,161	2,604,464

and Chief Operating Officer	2016	485,000	—		666,660	332,988	640,169	275,466	67,814	2,468,097

Karla C. Robertson	2018	500,000	350,000	(8)	506,251	168,751	465,345	—	13,750	2,004,097
Executive Vice President, General Counsel and Secretary

Philip M. Rolchigo	2018	390,000	55,000	(9)	666,122	133,335	241,979	21,600	40,393	1,548,429
Executive Vice President and Chief Technology Officer

Randall J. Hogan	2018	425,265	3,061,667	(11)	—	—	844,352	—	181,393	4,512,677

Former Chairman and	2017	1,275,795	—		6,888,749	2,296,253	2,650,634	1,137,952	76,504	14,325,887

Chief Executive Officer(10)	2016	1,275,795	—		6,666,696	3,329,901	2,877,513	1,256,952	176,636	15,583,493

(1)
Amounts shown in the "Salary" and "Non-Equity Incentive Plan Compensation" columns are not reduced by any deferrals under our nonqualified deferred compensation plans.

(2)
The amounts in column (e) represent the aggregate grant date fair value, computed in accordance with ASC 718, of restricted stock units and performance share units granted during each year. The values attributable to the 2018 grants of restricted stock units were as follows: Mr. Stauch – $950,005; Mr. Borin – $299,999; Mr. Frykman – $400,014; Ms. Robertson – $168,735; and Mr. Rolchigo – $532,769. The values attributable to the 2018 grants of performance share units were based on the probable outcome of the performance conditions at the time of grant, and were as follows: Mr. Stauch – $1,900,009; Mr. Borin – $599,998; Mr. Frykman – $799,982; Ms. Robertson – $337,516; and Mr. Rolchigo – $133,353. The maximum values of the 2018 grants of performance share units at the time of grant assuming that the highest level of performance conditions are attained, are as follows: Mr. Stauch – $3,800,018; Mr. Borin – $1,199,996; Mr. Frykman – $1,599,964; Ms. Robertson – $675,032; and Mr. Rolchigo – $266,706. Additional assumptions used in the calculation of the amounts in column (e) are included in footnote 13 to our audited financial statements for the year ended December 31, 2018 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 19, 2019.

(3)
The amounts in column (f) represent the aggregate grant date fair value, computed in accordance with ASC 718, of stock options granted during each year. Assumptions used in the calculation of these amounts are included in footnote 13 to our audited financial statements for the year December 31, 2018 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 19, 2019.

(4)
The amounts in column (g) with respect to 2018 reflect cash awards to the named individuals pursuant to awards under the MIP in 2018, which were determined by the Compensation Committee at its February 18, 2019 meeting and, to the extent not deferred by the executive, paid shortly thereafter.

(5)
The amounts in column (h) reflect the net increase, if any, in the actuarial present value of the Named Executive Officer's accumulated benefits under all of our pension plans determined using interest rate and mortality rate assumptions consistent with those used in our financial statements. Mr. Stauch participated in the Pentair, Inc. Pension Plan (the "Pension Plan") and participates in the Pentair, Inc. Supplemental Executive Retirement Plan ("SERP"). Messrs. Borin and Frykman only participate in the SERP. Ms. Robertson does not participate in the Pension Plan or SERP. Mr. Rolchigo only participated in the Pension Plan. Mr. Hogan participated in the Pension Plan and SERP. In the case of Mr. Hogan, the amounts in column (h) exclude declines in such present value in accordance with applicable Securities and Exchange Commission requirements. During 2018, we offered a limited-window, elective lump sum rollover distribution to participants under the Pension Plan in connection with our de-risking strategy. Messrs. Stauch, Rolchigo and Hogan elected to receive rollover distributions in the amounts of $302,496, $426,239 and $972,610, respectively. The rollover distributions for Messrs. Stauch and Rolchigo were in-service distributions and therefore are factored into the amounts shown in column (h). The rollover distribution for Mr. Hogan occurred following retirement and therefore is not included in the amount in column (h).

Pentair plc     47

EXECUTIVE COMPENSATION TABLES

(6)
The table below shows the components of column (i) for 2018, which include perquisites and other personal benefits, and the Company contributions under the Sidekick Plan, the Pentair, Inc. Retirement Savings and Stock Incentive Plan with an employee stock ownership plan (the "RSIP/ESOP") and the Employee Stock Purchase and Bonus Plan. The Named Executive Officers also receive perquisites in the form of occasional personal use of event tickets when such tickets are not being used for business purposes and a limited financial counseling benefit, for which, in both cases, we have no aggregate incremental cost.

	(A)	(B)	(C)	(D)	(E)

Name	Perquisites under the Flex Perq Program ($)(a)	Other Perquisites and Personal Benefits ($)(b)	Contributions under Defined Contribution Plans ($)(c)	Matches under the Employee Stock Purchase Plan ($)	Total All Other Compensation ($)
John L. Stauch	—	—	39,300	2,174	41,474

Mark C. Borin	—	—	39,300	—	39,300

Karl R. Frykman	—	—	39,300	—	39,300

Karla C. Robertson	—	—	13,750	—	13,750

Philip M. Rolchigo	—	14,724	25,669	—	40,393

Randall J. Hogan	25,000	117,093	39,300	—	181,393

(a)
The amount shown in column (A) for each individual reflects amounts paid to or for the benefit of each Named Executive Officer under the Flex Perq Program, which was designed to provide corporate officers and other key executives with an expense allowance for certain personal and business-related benefits. This program was discontinued beginning in 2018 for executives continuing with Pentair post-Separation.

(b)
The amounts shown in column (B) consist of annual executive physicals for Messrs. Rolchigo and Hogan, a retirement gift for Mr. Hogan, and the cost of office space, certain support services and benefits continuation provided to Mr. Hogan following his retirement pursuant to his Retirement Agreement in the amount of $101,972.

(c)
The amount shown in column (C) for each individual reflects amounts contributed by us to the RSIP/ESOP and the Sidekick Plan during 2018. In the case of the Sidekick Plan, the amounts contributed by us during 2018 relate to salary deferrals in 2017.
(7)
The amount shown in the "Bonus" column for Mr. Borin represents a special one-time payment approved by the Compensation Committee in recognition of Mr. Borin's efforts on behalf of the Separation.

(8)
The amount shown in the "Bonus" column for Ms. Robertson represents a sign-on bonus approved by the Compensation Committee in connection with her hiring.

(9)
The amount shown in the "Bonus" column for Mr. Rolchigo represents a special one-time payment approved by the Compensation Committee in recognition of Mr. Rolchigo's efforts on behalf of the Separation.

(10)
Mr. Hogan retired at the time of the Separation.

(11)
The amount shown in the "Bonus" column for Mr. Hogan represents a one-time cash payment following his retirement in lieu of the long-term incentive compensation award he would have received in January 2018 had we made our long-term incentive compensation awards according to our normal timeline. See "Compensation Discussion and Analysis — 2018 Long-Term Incentive Compensation" for more information about the timing of our long-term incentive awards.

48     2019 Proxy Statement

EXECUTIVE COMPENSATION TABLES

GRANTS OF PLAN-BASED AWARDS IN 2018

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)		(k)	(l)	(m)

Name	Grant Date	Compensation Committee Approval Date(1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)(4)		All Other Option Awards: Number of Securities Underlying Options (#)(5)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)(6)
John L. Stauch	5/2/2018	2/26/2018				20,916	41,832	83,664					1,900,009

	5/2/2018	2/26/2018							20,916				950,005

	5/2/2018	2/26/2018									2,202	45.42	24,040

	5/2/2018	2/26/2018									84,814	45.42	925,957

			781,355	1,041,807	2,083,614

Mark C. Borin	5/2/2018	2/26/2018				6,605	13,210	26,420					599,998

	5/2/2018	2/26/2018							6,605				299,999

	5/2/2018	2/26/2018									2,202	45.42	24,040

	5/2/2018	2/26/2018									25,277	45.42	275,962

			314,840	419,786	839,572

Karl R. Frykman	5/2/2018	2/26/2018				8,807	17,613	35,226					799,982

	5/2/2018	2/26/2018							8,807				400,014

	5/2/2018	2/26/2018									2,202	45.42	24,040

	5/2/2018	2/26/2018									34,437	45.42	375,966

			420,272	560,362	1,120,724

Karla C. Robertson	5/2/2018	2/26/2018				3,716	7,431	14,862					337,516

	5/2/2018	2/26/2018							3,715				168,735

	5/2/2018	2/26/2018									6,603	45.42	72,088

	5/2/2018	2/26/2018									8,854	45.42	96,664

			281,250	375,000	750,000

Philip M. Rolchigo	1/2/2018	12/4/2017							8,550	(7)			399,416

	5/2/2018	2/26/2018				1,468	2,936	5,872					133,353

	5/2/2018	2/26/2018							2,936				133,353

	5/2/2018	2/26/2018									12,213	45.42	133,335

			146,250	195,000	390,000

Randall J. Hogan

			1,530,954	2,041,272	4,082,544

(1)
The Compensation Committee's practices for granting options, performance share units, and restricted stock units, including the timing of all grants and approvals therefore, are described under "Compensation Discussion and Analysis — 2018 Long-Term Incentive Compensation."

(2)
These amounts are based on the Named Executive Officer's current position and base salary in effect on December 1, 2018. The amounts for Messrs. Stauch, Borin, and Frykman reflect a pro rata calculation of the pre- and post-Separation target annual incentive compensation applicable to each of them. The amounts for Mr. Hogan reflect the whole year while his actual bonus earned pursuant to the MIP for 2018 disclosed in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table reflects a pro rata calculation based on his retirement date. The amounts shown in column (d) to which no grant date applies reflect the total of the threshold payment levels for each element under our MIP. This amount is 75% of the target amounts shown in column (e). The amounts shown in column (f) are 200% of such target amounts for each Named Executive Officer.

(3)
The amounts shown in column (g) as having grant dates of May 2, 2018, reflect the total of the threshold payment levels for the awards of share settled performance units granted in 2018 under the Pentair plc 2012 Stock and Incentive Plan set at 50% of the target amounts shown in column (h). The amounts shown in column (i) are 200% of such target amounts. These amounts are considered in connection with the individual's current salary and position. Any amounts payable with respect to performance units would be paid in March 2021, based on cumulative company performance for the period 2018 to 2020.

(4)
The amounts shown in column (j) reflect the number of restricted stock units granted to each Named Executive Officer in 2018.

(5)
The amounts shown in column (k) reflect the number of options to purchase ordinary shares granted to each Named Executive Officer in 2018.

(6)
The amounts shown in column (m) reflect the grant date fair value of the awards of restricted stock units, performance share units and stock options computed in accordance with ASC 718.

(7)
The number of shares for Mr. Rolchigo's award reflects the adjustment to outstanding awards made in connection with the Separation described above under "Treatment of Outstanding Awards at Separation."

Pentair plc     49

EXECUTIVE COMPENSATION TABLES

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2018

	Option Awards						Stock Awards

Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable		Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)(1)	Option expiration date	Number of shares of stock or units that have not been vested (#)(2)	Market value of shares of stock or units that have not vested ($)(3)	Equity incentive plan awards: Number of unearned shares that have not vested (#)(4)	Equity incentive plan awards: Market or payout value of unearned shares that have not vested ($)(5)
John L. Stauch							87,994	3,324,400

									41,832	1,580,413

	58,991	—			22.24	1/4/2020

	54,678	—			24.64	1/3/2021

	60,717	—			22.73	1/3/2022

	50,616	—			33.72	1/2/2023

	32,596	—			51.21	1/2/2024

	47,506				44.43	1/2/2025

	62,620	31,310	(6)		32.83	1/4/2026

	19,499	39,000	(8)		38.61	1/3/2027

	—	87,016	(10)		45.42	5/2/2028

Mark C. Borin							25,573	966,136

									13,210	499,074

	15,740				24.64	1/3/2021

	17,761				22.73	1/3/2022

	15,184				33.72	1/2/2023

	9,705				51.21	1/2/2024

	8,521				39.87	12/15/2024

	13,856				44.43	1/2/2025

	17,704	8,855	(6)		32.83	1/4/2026

	5,513	11,027	(8)		38.61	1/3/2027

	—	27,479	(10)		45.42	5/2/2028

50     2019 Proxy Statement

EXECUTIVE COMPENSATION TABLES

	Option Awards						Stock Awards

Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable		Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)(1)	Option expiration date	Number of shares of stock or units that have not been vested (#)(2)	Market value of shares of stock or units that have not vested ($)(3)	Equity incentive plan awards: Number of unearned shares that have not vested (#)(4)	Equity incentive plan awards: Market or payout value of unearned shares that have not vested ($)(5)
Karl R. Frykman							35,494	1,340,978

									17,613	665,419

	15,362	—			12.75	3/3/2019

	19,368	—			22.81	3/2/2020

	11,727	—			24.34	3/2/2021

	11,526	—			25.74	3/1/2022

	9,110	—			33.72	1/2/2023

	7,967	—			51.21	1/2/2024

	13,856	—			44.43	1/2/2025

	21,592	10,797	(6)		32.83	1/4/2026

	8,741	17,482	(8)		38.61	1/3/2027

	—	36,639	(10)		45.42	5/2/2028

Karla C. Robertson							25,419	960,330

									7,431	280,743

	—	15,457	(10)		45.42	5/2/2028

Philip M. Rolchigo							15,722	593,986

									2,936	110,922

	2,531				33.72	1/2/2023

	2,427				53.49	3/3/2024

	3,588				44.11	3/2/2025

	4,328	2,165	(7)		32.75	3/1/2026

	1,821	3,646	(9)		39.88	3/1/2027

	—	12,213	(10)		45.42	5/2/2028

Randall J. Hogan	200,000	—			22.24	1/4/2020

	167,970	—			24.64	1/3/2021

	190,112	—			22.73	1/2/2022

	196,098	—			32.72	1/2/2023

	27,176	—			35.11	3/15/2023

	136,052	—			51.21	1/2/2024

	184,572	—			44.43	1/2/2025

	215,932	107,968	(6)		32.83	1/4/2026

	61,761	123,522	(8)		38.61	1/3/2027

(1)
The exercise price for all stock option grants is the fair market value of our ordinary shares on the date of grant.

Pentair plc     51

EXECUTIVE COMPENSATION TABLES

(2)
The restrictions with respect to one third of the shares will lapse on the first, second, and third anniversaries of the grant date, except as noted below. The grant dates of the restricted stock unit awards are as follows:

Name	Grant Date		Number of Restricted Stock Units
John L. Stauch	1/4/2016		6,539
	1/4/2016	(a)	26,154
	1/3/2017		8,341
	1/3/2017	(b)	26,043
	5/2/2018		20,916

Mark C. Borin	1/4/2016		1,849
	1/4/2016	(a)	7,396
	1/3/2017		2,359
	1/3/2017	(b)	7,364
	5/2/2018		6,605

Karl R. Frykman	1/4/2016		2,255
	1/4/2016	(a)	9,019
	1/3/2017		3,739
	1/3/2017	(b)	11,675
	5/2/2018		8,807

Karla C. Robertson	12/4/2017		21,704
	5/2/2018		3,715

Philip M. Rolchigo	3/1/2016		452
	3/1/2016	(a)	1,795
	3/1/2017		780
	3/1/2017	(b)	1,210
	1/2/2018	(c)	8,550
	5/2/2018		2,936

Randall J. Hogan	N/A		N/A

  (a)
  The performance share units granted in 2016 were converted into restricted stock units as of the Separation and will vest in full on January 1, 2019.

  (b)
  The performance share units granted in 2017 were converted into restricted stock units as of the Separation and will vest in full on January 1, 2020.

  (c)
  Mr. Rolchigo's restricted stock unit award will vest in full on the fourth anniversary of the grant date.
(3)
The amounts in this column were calculated by multiplying the closing market price of our ordinary shares on the last trading day of our most recently completed fiscal year of $37.78 by the number of unvested restricted stock units.

(4)
The number of performance share units shown in this column reflects the target performance level for the 2018 awards, in accordance with SEC regulations requiring that the number of units be based on achieving threshold performance goals or, if the previous fiscal year's performance has exceeded the threshold, the next higher performance measure (target or maximum) that exceeds the previous fiscal year's performance.

Name	Vesting Date	Number of Performance Share Units
John L. Stauch	12/31/2020	41,832

Mark C. Borin	12/31/2020	13,210

Karl R. Frykman	12/31/2020	17,613

Karla C. Robertson	12/31/2020	7,431

Philip M. Rolchigo	12/31/2020	2,936

Randall J. Hogan	N/A	N/A

(5)
The amounts in this column were calculated by multiplying the closing market price of our ordinary shares on the last trading day of our most recently completed fiscal year of $37.78 by the number of unvested performance share units.

(6)
One-third of these options will vest on each of the first, second and third anniversaries of the grant date, January 4, 2016.

(7)
One-third of these options will vest on each of the first, second and third anniversaries of the grant date, March 1, 2016.

(8)
One-third of these options will vest on each of the first, second and third anniversaries of the grant date, January 3, 2017.

(9)
One-third of these options will vest on each of the first, second and third anniversaries of the grant date, March 1, 2017.

(10)
One-third of these options will vest on each of the first, second and third anniversaries of the grant date, May 2, 2018.

52     2019 Proxy Statement

EXECUTIVE COMPENSATION TABLES

2018 OPTION EXERCISES AND STOCK VESTED TABLE

The following table shows a summary of the stock options exercised by the Named Executive Officers in 2018 and the restricted stock or restricted stock units vested for the Named Executive Officers during 2018.

	Option awards		Stock awards

Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)(1)	Number of shares acquired on vesting (#)	Value realized on vesting ($)(2)
John L. Stauch	—	—	14,709	1,050,560

Mark C. Borin	—	—	4,195	299,577

Karl R. Frykman	—	—	4,972	355,046

Karla C. Robertson	—	—	—	—

Philip M. Rolchigo	—	—	1,143	76,617

Randall J. Hogan	474,324	14,159,397	271,377	12,379,017

(1)
Reflects the amount calculated by multiplying the number of options exercised by the difference between the market price of our ordinary shares on the exercise date and the exercise price of options.

(2)
Reflects the amount calculated by multiplying the number of shares vested by the market price of our ordinary shares on the vesting date.

2018 PENSION BENEFITS

Listed below are the number of years of credited service and present value of accumulated pension benefits as of December 31, 2018 for each of the Named Executive Officers who participated in the Pentair, Inc. Pension Plan, the Pentair, Inc. Supplemental Executive Retirement Plan and the Pentair, Inc. Restoration Plan, which are described in detail following the table below, during 2018. Ms. Robertson did not participate in any of these plans, and only some of the other Named Executive Officers participated in the Pentair, Inc. Pension Plan and/or Pentair, Inc. Supplemental Executive Retirement Plan, as indicated in the table below. The disclosed amounts are actuarial estimates only and do not necessarily reflect the actual amounts that will be paid to the Named Executive Officers, which will only be known at the time that they become eligible for payment.

Name	Plan name	Number of years credited service (#)	Present value of accumulated benefit ($)(1)	Payments during last fiscal year ($)
John L. Stauch	Pentair, Inc. Pension Plan	11	—	302,496

	Pentair, Inc. Supplemental Executive Retirement Plan	12	6,437,800	—

Mark C. Borin	Pentair, Inc. Pension Plan	N/A	N/A	—

	Pentair, Inc. Supplemental Executive Retirement Plan	11	2,347,068	—

Karl R. Frykman	Pentair, Inc. Pension Plan	N/A	N/A	—

	Pentair, Inc. Supplemental Executive Retirement Plan	5	1,100,141	—

Karla C. Robertson	Pentair, Inc. Pension Plan	N/A	N/A	—

	Pentair, Inc. Supplemental Executive Retirement Plan	N/A	N/A	—

Philip M. Rolchigo	Pentair, Inc. Pension Plan	11	—	426,239

	Pentair, Inc. Supplemental Executive Retirement Plan	N/A	—	—

Randall J. Hogan	Pentair, Inc. Pension Plan	20	—	972,610

	Pentair, Inc. Supplemental Executive Retirement Plan	20	19,169,348	283,616

(1)
The Supplemental Executive Retirement Plan benefits, which include amounts under the Restoration Plan, are payable following retirement at age 55 or later in the form of an annuity. The actuarial present values above were calculated using the following methods and assumptions:
  ►
  The Pension Plan was terminated during 2018. Under federal rules, Pension Plan participants were given the option to receive an annuity from an insurance company or receive the lump sum present value of their benefit calculated under statutorily required assumptions.

Pentair plc     53

EXECUTIVE COMPENSATION TABLES

  ►
  All affected Named Executive Officers elected to receive the lump sum present value of their benefit as part of the Pension Plan termination. The pension benefits table above shows the amount each Named Executive Officer received in the "Payments during last fiscal year" column. Our company no longer has an obligation for their Pension Plan benefits.
  ►
  Present values for the Supplemental Executive Retirement Plan are based on a 180-month-certain only annuity.
  ►
  The present value of Supplemental Executive Retirement Plan benefits as of December 31, 2018 was calculated assuming a 4.00% interest rate.

The actual amount of pension benefits ultimately paid to a Named Executive Officer may vary based on a number of factors, including differences from the assumptions used to calculate the amounts.

The Pentair, Inc. Pension Plan, the Pentair, Inc. Retirement Savings and Stock Incentive Plan, the Pentair, Inc. Supplemental Executive Retirement Plan

and the Pentair, Inc. Restoration Plan were all amended in 2008 to comply with final regulations under Section 409A of the Code. As a result of these amendments, benefits vested prior to January 1, 2005 are separated from benefits earned after January 1, 2005, and may offer different distribution or other options to participants from those described below.

The Pentair, Inc. Pension Plan

The Pentair, Inc. Pension Plan (the "Pension Plan") is a funded, tax-qualified, noncontributory defined-benefit pension plan that covers certain of our employees. The Pension Plan is limited to those employees who were hired on or before December 31, 2007, and as such, the only Named Executive Officers eligible to participate in the Pension Plan during 2018 were Messrs. Stauch, Rolchigo, and Hogan. Benefits under the Pension Plan are based upon an employee's years of service and highest average earnings in any five-year period during the ten-year period preceding the employee's retirement (or, in the case of an employee with more than five years but less than ten years of service, during any five-year period preceding the employee's retirement).

Due to plan termination, no additional benefits may be earned under the Pension Plan after December 31, 2017. Benefits under the Pension Plan are payable after retirement in the form of an annuity.

During 2018, we offered a limited window, elective lump sum rollover distribution to participants under our qualified pension plan in connection with our de-risking strategy. Messrs. Stauch, Rolchigo and Hogan elected to receive rollover distributions in the amount of $302,496, $426,239 and $972,610, respectively.

Benefits under the Pension Plan are calculated as an annuity equal to the participant's years of service multiplied by the sum of:

►
1.0% of the participant's highest final average earnings; and
►
0.5% of such earnings in excess of Primary Social Security compensation.

Years of service under these formulas cannot exceed 35. Contributions to the Pension Plan are made entirely by us and are paid into a trust fund from which the benefits for all participants will be paid.

The Pentair, Inc. Supplemental Executive Retirement and Restoration Plan

The Pentair, Inc. Supplemental Executive Retirement Plan ("SERP") and the Pentair, Inc. Restoration Plan ("Restoration Plan") are unfunded, nonqualified defined benefit pension plans. Employees eligible for participation in the SERP include all executive officers and other key executives selected for participation by the Compensation Committee. Participation in the Restoration Plan is limited to eligible employees under the SERP who were eligible employees on or before December 31, 2007. Benefits under these two plans vest upon the completion of five years of benefit service (all service following initial participation). These plans are combined for all administrative, accounting and other purposes. Of the Named Executive Officers, only Messrs. Stauch, Borin, and Hogan participated in the SERP and the Restoration Plan. Mr. Frykman only participated in the SERP. Messrs. Stauch, Borin, Frykman, and Hogan were fully vested in these plans during 2018.

Benefits under the SERP are based upon an employee's years of service following initial participation and the highest average earnings for a five calendar-year period (ending with retirement). Compensation covered by the SERP and the Restoration Plan for the Named Executive Officers equals the amounts set forth in the "Salary" column under "Executive Compensation Tables — Summary Compensation Table" and incentive compensation paid under the MIP set forth in the "Non-Equity Incentive

54     2019 Proxy Statement

EXECUTIVE COMPENSATION TABLES

Plan Compensation" column under "Executive Compensation Tables — Summary Compensation Table."

Benefits under the SERP are calculated as:

►
final average compensation as defined above; multiplied by
►
benefit service percentage, which equals 15% multiplied by years of benefit service.

As discussed above, the Pension Plan limits retirement benefits for compensation earned in excess of the annual limitation imposed by the Code, which was $275,000 in 2018. The Restoration Plan is designed to provide retirement benefits based on compensation earned by participants in excess of this annual limitation.

Benefits under the Restoration Plan are calculated as:

►
final average compensation as defined above, less compensation below the annual limitation amount in each year; multiplied by
►
earned benefit service percentage (which is weighted based on age at the time of service), in accordance with the following table:

Service Age	Percentage
Under 25	4.0%

25-34	5.5%

35-44	7.0%

45-54	9.0%

55 or over	12.0%

The benefit percentages calculated above are added, and the resulting percentage is multiplied by the covered compensation amount. Benefits vested as of December 31, 2004 are payable after retirement in the form of a 15-year certain annuity or, at the participant's option, a 100% joint and survivor annuity. Benefits earned after December 31, 2004 are payable after retirement in the form of a 15-year certain annuity. No additional benefits may be earned under the Restoration Plan after December 31, 2017.

The present value of the combined accumulated benefits for the Named Executive Officers under both the SERP and the Restoration Plan is set forth in the table under "Executive Compensation Tables — 2018 Pension Benefits."

The Pentair, Inc. Retirement Savings and Stock Incentive Plan

The Pentair, Inc. Retirement Savings and Stock Incentive Plan ("RSIP") is a tax-qualified 401(k) retirement savings plan. Participating employees may contribute up to 50% of base salary and incentive compensation on a before-tax basis and 15% of compensation on an after-tax basis, into their RSIP accounts. Beginning in 2018, we matched an amount equal to one dollar for each dollar contributed to the RSIP by participating employees on the first 5% of their regular earnings on a before-tax basis to incent employees to make contributions to our retirement plan. In addition, in the past, we made discretionary contributions to an employee stock ownership (ESOP) component of the RSIP on behalf of each participant in the RSIP after their first year of employment, but this contribution ceased in 2018 after the 2017 contribution was funded in the first quarter of 2018. The RSIP limits the amount of cash compensation considered for contribution purposes to the maximum imposed by the Code, which was $275,000 in 2018.

Participants in the RSIP are allowed to invest their account balances in a number of possible mutual fund investments. Our ordinary shares are also a permitted investment choice under the RSIP.

Fidelity Investments Institutional Services Co. provides these investment vehicles for participants and handles all allocation and accounting services for the Plan. We do not guarantee or subsidize any investment earnings under the RSIP.

Amounts contributed, if any, under the RSIP by the Named Executive Officers are included in the "Salary" and "Non-Equity Incentive Plan Compensation" columns under "Executive Compensation Tables — Summary Compensation Table." Amounts contributed by us to the RSIP for the Named Executive Officers are included in the "All Other Compensation" column under "Executive Compensation Tables — Summary Compensation Table."

Pentair plc     55

EXECUTIVE COMPENSATION TABLES

NONQUALIFIED DEFERRED COMPENSATION TABLE

The following table sets forth the contributions, earnings, distributions and 2018 year-end balances for each of the Named Executive Officers under our Sidekick Plan described under "Compensation Discussion and Analysis — Retirement and Other Benefits — Deferred Compensation." Contributions we make to the Sidekick Plan are intended to make up for contributions to our RSIP (including our matching contributions) for cash compensation above the maximum imposed by the Code, which was $275,000 in 2018. Because the Code does not permit contributions on amounts in excess of that limit under a tax-qualified plan, the Sidekick Plan is designed to permit matching contributions on compensation in excess of the maximum imposed by the Code. We make these matching contributions to the Sidekick Plan on amounts in excess of the maximum imposed by the Code, but below the $700,000 compensation limit contained in our Sidekick Plan (such contributions by a Named Executive Officer, "Covered Sidekick Compensation").

Name	Executive Contributions in 2018 ($)	Registrant Contributions in 2018 ($)	Aggregate Earnings/(Loss) in 2018 ($)	Aggregate Withdrawals/ Distributions in 2018 ($)	Aggregate Balance at December 31, 2018 ($)(1)
John L. Stauch	709,641	21,500	(505,860)	(3,033,529)	3,994,605

Mark C. Borin	230,494	21,500	(108,133)	—	965,433

Karl R. Frykman	400,202	21,500	(45,261)	—	577,054

Karla C. Robertson	23,958	—	(1,922)	—	22,037

Philip M. Rolchigo	—	7,869	(2,294)	—	34,488

Randall J. Hogan	1,063	21,500	(243,603)	(5,353,234)	1,239,512

(1)
Amounts deferred under the Sidekick Plan that have also been reported in the Summary Compensation Table for each Named Executive Officer are: Mr. Stauch — $6,118,298; Mr. Borin — $303,367; Mr. Frykman — $569,200; Ms. Robertson — $23,958; and Mr. Rolchigo — $7,869; and Mr. Hogan — $5,527,579. To the extent the amounts in this column are less than the amounts reported in the Summary Compensation Table, the difference is due to losses, withdrawals or distributions.

The amounts set forth in the column "Executive Contributions in 2018" reflect the amount of cash compensation each Named Executive Officer deferred in 2018 under the Sidekick Plan.

The amounts set forth in the column "Registrant Contributions in 2018" are the totals of contributions we made in 2018 under the Sidekick Plan for the account of each Named Executive Officer. These amounts, in addition to contributions we made under the RSIP, are included in the "Summary Compensation Table" in the column labeled "All Other Compensation" above. The contributions we made are derived from some or all of the following sources:

►
Matching contributions equal to one dollar for each dollar contributed up to 1% of Covered Sidekick Compensation, and 50 cents for each incremental dollar contributed on the next 5%, deferred in 2017 by each Named Executive Officer; we normally make these contributions one year in arrears.
►
A discretionary contribution of up to 1 1/2% of Covered Sidekick Compensation earned in 2017 for each Named Executive Officer; we normally make these contributions one year in arrears.

The amounts set forth in the column "Aggregate Earnings/(Loss) in 2018" reflect the amount of investment earnings realized by each Named Executive Officer on the investments chosen that are offered to participants in our RSIP/ESOP and Sidekick Plan. Fidelity Investments Institutional Services Co. provides these investment vehicles for participants and handles all allocation and accounting services for these plans. We do not guarantee or subsidize any investment earnings in either plan.

Amounts deferred under the Sidekick Plan are generally distributed on or after the earliest of the participant's separation from service, the participant's disability, a change in control, or a specified date elected by the participant.

56     2019 Proxy Statement

EXECUTIVE COMPENSATION TABLES

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Except for items described below, we have no agreements, arrangements, or plans that entitle executive officers to severance, perquisites, or other enhanced benefits upon termination of their employment; any such payments or benefits would be at the discretion of the Compensation Committee.

Randall J. Hogan Retirement Agreement

On March 14, 2018, we entered into a Retirement Agreement with Randall J. Hogan, our previous Chairman and Chief Executive Officer. Pursuant to such Retirement Agreement, Mr. Hogan:

►
retired as our Chairman and Chief Executive Officer at the effective time of the Separation;
►
will provide consulting services to us from the date of the Separation through August 31, 2020, for up to 40 hours per calendar year, prorated for any partial year;
►
did not accept a position with another entity with a start date prior to the date of the Separation; and
►
will comply with the terms of the noncompetition, non-solicitation, non-disparagement, confidentiality and intellectual property covenants applicable to him under other agreements.

In exchange, we will:

►
provide Mr. Hogan with office space, secretarial support, office services and IT services from the date of the Separation through August 31, 2020;
►
continue to cover Mr. Hogan and his dependents under our active employee medical and dental plans at our expense through August 31, 2020; and
►
reimburse Mr. Hogan for expenses incurred in connection with his consulting services.

Change in Control Agreements

We have entered into agreements with certain key corporate executives, including all Named Executive Officers, that provide for contingent benefits upon a change in control. Mr. Hogan's agreement terminated in connection with his retirement at the time of the Separation. These change in control agreements are intended to provide for continuity of management upon a completed or threatened change in control. The agreements provide that covered executive officers could be entitled to certain severance or other benefits following a change in control. If, following such a change in control, the executive officer is involuntarily terminated, other than for disability or for cause, or if such executive officer terminates his or her employment for conditions that constitute good reason, then the executive officer is entitled to certain severance payments. As previously disclosed, we have adopted a policy of not including automatic single trigger change in control vesting and excise tax gross-ups in new agreements with our executive officers.

Under these agreements, "cause" means:

►
engaging in intentional conduct that causes us demonstrable and serious financial injury;
►
conviction of a felony; or
►
continuing willful and unreasonable refusal by an officer to perform his or her duties or responsibilities.

Under these agreements, "good reason" means:

►
a breach of the agreement by us;
►
any reduction in an officer's base salary, percentage of base salary available as cash incentive compensation or bonus opportunity, grant date fair value of equity-based awards or other benefits;
►
an officer's removal from, or any failure to reelect or reappoint him or her to serve in, any of the positions held with us on the date of the change in control or any other positions to which he or she is thereafter elected, appointed or assigned, except in the event that such removal or failure to reelect or reappoint relates to our termination of an officer's employment for cause or by reason of disability;
►
a good faith determination by an officer that there has been a material adverse change in his or her working conditions or status relative to the most

Pentair plc     57

EXECUTIVE COMPENSATION TABLES

favorable working conditions or status in effect during the 180-day period prior to the change in control, or, to the extent more favorable to him or her, those in effect at any time while employed after the change in control, including a significant change in the nature or scope of his or her authority, powers, functions, duties or responsibilities or a significant reduction in the level of support services, staff, secretarial and other assistance, office space and accoutrements, but in each case excluding for this purpose an isolated, insubstantial and inadvertent event not occurring in bad faith that we remedy within 10 days after receipt of written notice;
►
relocation of an officer's principal place of employment to a location more than 50 miles from his or her principal place of employment on the date 180 days prior to the change in control;
►
imposition of a requirement that an officer travel on business 20% in excess of the average number of days per month he or she was required to travel during the 180-day period prior to the change in control; or
►
our failure to cause a successor to assume an officer's agreement.

Under these agreements, a "change in control" is deemed to have occurred if:

►
any person is or becomes the beneficial owner of securities representing 20% or more of our outstanding ordinary shares or combined voting power;
►
a majority of the Board changes in a manner that has not been approved by at least two thirds of the incumbent directors or successor directors nominated by at least two thirds of the incumbent directors;
►
we consummate a merger, consolidation or share exchange with any other entity (or the issuance of voting securities in connection with a merger, consolidation or share exchange) which our shareholders have approved and in which our shareholders control less than 50% of combined voting power after the merger, consolidation or share exchange; or
►
we consummate a plan of complete liquidation or dissolution or an agreement for the sale or disposition of all or substantially all of our assets which our shareholders have approved.

The benefits under the change in control agreements that could be triggered by a change in control and a covered termination in connection with such a change in control include:

►
upon termination of the executive by us other than for death, disability or cause or by the executive for good reason, after a change in control:
  ►
  severance payable upon termination in an amount equal to 250% (for Messrs. Stauch and Borin) or 200% (for Ms. Robertson and Messrs. Frykman and Rolchigo) of annual base salary plus the greatest of the executive's target bonus for the year of termination, the actual bonus paid during the year prior to the change in control, or the actual bonus paid with respect to the year prior to the change in control;
  ►
  replacement coverage for company-provided group medical, dental and life insurance policies for up to two years;
  ►
  the cost of an executive search agency not to exceed 10% of the executive's annual base salary;
  ►
  the accelerated accrual and vesting of benefits under the SERP (for Messrs. Stauch, Borin and Frykman, who have been made participants in that plan) and under any other nonqualified defined contribution retirement plans; and for those executives who participate in the SERP and have fewer than seven years of participation in the SERP, up to three additional years of service can be credited, up to a maximum of seven years of service;
  ►
  up to $15,000 in fees and expenses of consultants and legal or accounting advisors; and
  ►
  all equity-based and cash incentive awards granted prior to the change in control will be subject to the terms of the incentive plan under which they were granted (including accelerated vesting, if provided for in the applicable plan), and all equity-based and cash incentive awards granted on or after the change in control will vest or be earned in full upon such termination.

In the case of each Named Executive Officer, the agreement also requires the executive to devote his or her best efforts to us or our successor during the three-year or two-year period, to maintain the

58     2019 Proxy Statement

EXECUTIVE COMPENSATION TABLES

confidentiality of our information during and following employment and to refrain from competitive activities for a period of one year following termination of employment with us or our successor.

Change in Control and Termination Provisions of Incentive Plans

Change in Control Provisions

The Pentair plc 2012 Stock and Incentive Plan provides that, upon a change in control, unless an agreement between us and the executive provides for a more favorable result to the executive:

►
all outstanding options, restricted stock and restricted stock units that are not performance awards are immediately vested;
►
all outstanding performance awards (other than annual incentive awards) are paid in full based on performance at the better of target or trend; and
►
all outstanding annual incentive awards are paid based on full satisfaction of the performance goals.

The 2004 Omnibus Plan and 2008 Omnibus Plan each provides that, upon a change in control, unless otherwise provided in an agreement between us and the executive that discusses the effect of a change in control on the executive's awards:

►
all outstanding options (which are the sole form of awards currently outstanding under the plans) that are unvested become fully vested.

Termination Provisions

►
Retirement. If any of the Named Executive Officers terminates employment in a retirement with at least 10 years of service, the Pentair plc 2012 Stock and Incentive Plan and its predecessor plans provide as follows:
  ►
  If the retirement is prior to age 60: unvested options are forfeited; restricted stock and restricted stock units (that are not performance awards or for which any performance goals have been satisfied) vest pro rata; and performance awards are paid on a pro rata basis based on actual performance; or
  ►
  If the retirement is after age 60: options continue to vest for 5 years; restricted stock and restricted stock units (that are not performance awards or for which any performance goals have been satisfied) vest in full; and performance awards are paid in full based on actual performance.
►
Death or Disability. If any of the Named Executive Officers terminates employment as a result of death or disability, the Pentair plc 2012 Stock and Incentive Plan and its predecessor plans provide that options, restricted stock and restricted stock units are immediately vested; and performance awards are paid in full based on actual performance.
►
Termination Without Cause or for Good Reason. If any of the Named Executive Officers terminates employment in an involuntary termination for a reason other than cause, death or disability, or in a voluntarily termination for good reason, then the employee's outstanding awards under the Pentair plc 2012 Stock and Incentive Plan will be eligible for continued or accelerated vesting, as described below. A termination of employment under these circumstances is referred to in the Pentair plc 2012 Stock and Incentive Plan as a "Covered Termination." For a Named Executive Officer's termination to be considered a Covered Termination, the officer must execute a general release in a form and manner determined by us. Upon a Covered Termination, the Pentair plc 2012 Stock and Incentive Plan provides that awards held by a Board-appointed corporate officer, including such a Named Executive Officer, will be treated as follows:
  ►
  Stock options will remain outstanding, and will continue to vest in accordance with their terms as if the officer had remained in employment, until the earlier of the expiration date of the stock option and the fifth anniversary of the covered termination.
  ►
  Restricted stock and restricted stock units (that are not performance awards or for which any performance goals have been satisfied) will vest in full.
  ►
  Performance awards, including restricted stock and restricted stock units that have performance-based vesting, will be paid following the end of the performance period based on achievement of the performance goals established for the awards as if the employee had not experienced a covered termination.

Pentair plc     59

EXECUTIVE COMPENSATION TABLES

Under the Pentair plc 2012 Stock and Incentive Plan, the term "cause" means an act or omission by the officer as is determined by the Plan administrator to constitute cause for termination, including but not limited to any of the following:

►
a material violation of any company policy;
►
embezzlement from, or theft of property belonging to, us or any of our affiliates;
►
willful failure to perform, or gross negligence in the performance of, or failure to perform, assigned duties; or
►
other intentional misconduct, whether related to employment or otherwise, which has, or has the potential to have, a material adverse effect on our business.

Under the Pentair plc 2012 Stock and Incentive Plan, the term "good reason" means:

►
any material breach by us of the terms of any employment agreement;
►
any reduction in base salary or percentage of base salary available as incentive compensation or bonus opportunity, or any material reduction in nonqualified deferred compensation retirement benefits;
►
a good faith determination by the officer that there has been a material adverse change in the officer's working conditions or status;
►
a relocation of the principal place of employment to a location more than 50 miles; or
►
an increase of 20% or more in travel requirements.

For an event to constitute good reason, we must receive written notice and an opportunity to cure.

Benefits pursuant to these incentive plans are generally applicable to all other participants who meet the requisite criteria as well as to the Named Executive Officers.

Quantification of Compensation Payable upon a Change in Control or Termination of Employment

The amounts each Named Executive Officer would receive upon a termination as a result of a Covered Termination, a qualifying retirement with 10 years of service, death, or disability, in each case in the absence of a change in control, is shown below. As required by the Securities and Exchange Commission rules, the amounts shown assume that such termination was effective as of December 31, 2018, and thus are estimates of the amounts that would actually be received. The actual amounts to be received can only be determined in connection with the termination event. As indicated in the table below, the only benefits the Named Executive Officer would be entitled to receive upon a termination as a result of a Covered Termination, a qualifying retirement with 10 years of service, death, or disability, in each case in the absence of a change in control, relate to accelerated vesting or payment of long-term incentive awards. Any severance, perquisites, or other enhanced benefits upon termination of employment in the absence of a change in control would be at the discretion of the Compensation Committee.

Executive	Stock Option Vesting(1)($)	Restricted Stock Unit Vesting(1)($)	Performance Share Unit Vesting(1)(2)($)	Total($)
John L. Stauch	154,985	3,324,376	1,593,372	5,072,733

Mark C. Borin	43,832	956,514	503,154	1,503,500

Karl R. Frykman	53,445	1,330,612	670,859	2,054,916

Karla C. Robertson	—	960,330	283,048	1,243,378

Philip M. Rolchigo	10,890	594,015	111,829	716,734

Randall J. Hogan(3)	N/A	N/A	N/A	N/A

(1)
None of the stock options, restricted stock units, or performance share units would vest upon a retirement prior to 10 years of service, and none of the stock options and only a pro rata portion of the restricted stock units and performance share units would vest upon a retirement with 10 years of service prior to age 60.

(2)
The amount shown assumes target performance. The actual amount is determined on the basis of actual performance through the end of the applicable performance period.

(3)
Mr. Hogan retired at the time of the Separation. The benefits he received in connection with his retirement are discussed in the narrative following the tables.

60     2019 Proxy Statement

EXECUTIVE COMPENSATION TABLES

The table below shows the amount of compensation payable to each Named Executive Officer upon (1) a change in control without a termination of employment or (2) a change in control followed by a termination of employment (a) by us, other than for death, disability or cause or (b) by the executive for good reason. The amounts shown assume that such termination was effective as of December 31, 2018. The actual amounts to be paid out can only be determined in connection with a change in control or termination following a change in control.

	Cash Termination Payment (1)($)	Stock Option Vesting (2)($)	Restricted Stock Unit Vesting (2)($)	Performance Share Unit Vesting (2)($)	SERP & Related Pension (1)($)	Incentive Compensation (2)($)	Outplacement (1)($)	Legal & Accounting Advisors (1)($)	Medical, Dental, Life Insurance (1)($)	Total: Change in Control Only (3)($)	Total: Change in Control Followed by Termination (3)($)
John L. Stauch	4,899,517	154,985	3,324,376	1,593,372	—	1,041,807	50,000	15,000	50,790	6,114,540	11,129,847

Mark C. Borin	2,416,965	43,832	956,514	503,154	—	419,786	50,000	15,000	49,750	1,923,286	4,455,001

Karl R. Frykman	2,572,338	53,445	1,330,612	670,859	369,833	560,362	50,000	15,000	31,979	2,615,278	5,654,428

Karla C. Robertson	1,750,000	—	960,330	283,048	—	375,000	50,000	15,000	2,934	1,618,378	3,436,312

Philip M. Rolchigo	1,231,360	10,890	594,015	111,829	—	195,000	39,000	15,000	39,009	911,734	2,236,103

Randall J. Hogan(4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)
Triggered only upon a change in control and a termination of the executive officer by us other than for death, disability or cause or by the executive for good reason.

(2)
Triggered solely upon a change in control under the Pentair plc 2012 Stock and Incentive Plan. The amount shown for performance share units assumes target performance and includes the balance of any dividend equivalent units (rounded down to the nearest whole share).

(3)
If excise taxes would otherwise be imposed in connection with a change in control, the executive's change in control compensation protections will be either cut back to a level below the level that would trigger the imposition of the excise taxes or paid in full and subjected to the excise taxes, whichever results in the better after-tax result to the executive.

(4)
Mr. Hogan retired at the time of the Separation. The benefits he received in connection with his retirement are discussed in the narrative following the tables.

The amounts in the two tables above assume, to the extent applicable, that:

►
our ordinary shares were valued at $37.78, the closing market price for our ordinary shares on the last trading day of 2018;
►
outplacement services fees are $50,000 or 10% of annual base salary, whichever is less;
►
legal and accounting advisor fees are the maximum possible under the change in control agreements for each executive officer; and
►
medical, dental and life insurance coverage will continue until two years after a change in control, in each case at the current cost per year for each executive.

The Named Executive Officers' agreements provide that, if excise taxes would otherwise be imposed in connection with a change in control, the executive's change in control compensation protections will be either cut back to a level below the level that would trigger the imposition of the excise taxes or paid in full and subjected to the excise taxes, whichever results in the better after-tax result to the executive. Solely for purposes of the calculations in the tables above, we have assumed that the cut back did not apply.

Upon Mr. Hogan's retirement from Pentair on April 30, 2018, he was eligible to receive certain benefits pursuant to his Retirement Agreement described above and accelerated or continued vesting of certain equity awards under our 2012 Stock and Incentive Plan. The estimated value of these benefits, determined as of Mr. Hogan's retirement date, were as follows: provision of office space and IT support through August 30, 2020 – $318,622; continuation of medical and dental benefits through August 30, 2020 – $36,944; accelerated vesting of restricted stock units – $8,487,137; and continued vesting of outstanding stock options – $2,550,714. The estimated value of the restricted stock units and stock options were calculated based upon the closing market price of our ordinary shares on April 30, 2018, which was $45.18. A portion of these benefits are disclosed above in the Summary Compensation Table.

Pentair plc     61

EXECUTIVE COMPENSATION TABLES

PAY RATIO

As required by Item 402(u) of Regulation S-K, we are providing the following information about the ratio of the median annual total compensation of our employees and the annual total compensation of our Chief Executive Officer.

For the year ended December 31, 2018:

►
the median of the annual total compensation of all employees of our company (other than our Chief Executive Officer) was reasonably estimated to be $58,564; and
►
the annual total compensation of our Chief Executive Officer (determined for this purpose by annualizing Mr. Stauch's compensation as described below) was $6,153,959.

Based on this information, the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all other employees is estimated to be 105 to 1.

Because Mr. Stauch served as our Chief Executive Officer for only a portion of 2018, we annualized his compensation as Chief Executive Officer. For this reason, the annual total compensation disclosed above for purposes of the ratio calculation differs from the total compensation shown for Mr. Stauch in the Summary Compensation Table. To annualize

Mr. Stauch's compensation, we adjusted his base salary and annual cash incentive award to reflect the adjustments made to his base salary and annual incentive compensation in connection with his promotion, which became effective on April 30, 2018. We did not adjust Mr. Stauch's 2018 long-term incentive awards or his other compensation because no adjustments were made to those awards or other compensation in connection with his promotion.

To identify our median employee, we began by considering each of the 9,548 individuals employed by us worldwide on October 1, 2018.

We then calculated the target cash compensation (which we define as base salary or wages plus target cash bonus) for such individuals for 2018 to identify our median employee. To calculate the target cash compensation for any employee that we paid in currency other than U.S. Dollars, we applied the applicable foreign currency exchange rate in effect on October 1, 2018 to convert such foreign employee's target cash compensation into U.S. Dollars.

Once we identified our median employee, we added together all of the elements of such employee's compensation for 2018 in the same way that we calculate the annual total compensation of our Named Executive Officers in the Summary Compensation Table.

RISK CONSIDERATIONS IN COMPENSATION DECISIONS

The Compensation Committee believes that paying for performance is an important part of its compensation philosophy, but recognizes the risk that incentivizing specific measures of performance may pose to the performance of our company as a whole if personnel were to act in ways designed primarily to maximize their compensation. Therefore, the Compensation Committee conducts an annual assessment of potential risks arising from its compensation programs and policies applicable to all employees. In its December 2018 assessment, the Compensation Committee noted the following considerations, among others:

►
the balance of our fixed and variable compensation in our executive compensation program;
►
the balance in our executive compensation program between the achievement of short-term objectives and longer-term value creation;
►
the mix of compensation forms within our long-term incentive compensation plan;
►
our use of multiple performance measures under our incentive compensation plans;
►
the impact of these performance measures on our financial results;
►
our use of performance curves that require achievement of a minimum level of performance before receiving any incentive payout;
►
capped payouts under our incentive plans;

62     2019 Proxy Statement

EXECUTIVE COMPENSATION TABLES

►
our adoption of a clawback policy pursuant to which certain incentive compensation earned by our executive officers may be subject to recoupment; and
►
our stock ownership guidelines and equity holding policy.

Based on its assessment, the Compensation Committee concluded that the risks arising from our executive compensation program and policies are not reasonably likely to have a material adverse effect on our company. The Compensation Committee will continue to assess our executive compensation program to align employee interests with those of long-term shareholder interests.

Pentair plc     63

The Audit and Finance Committee has selected and appointed Deloitte & Touche LLP ("D&T") to audit our financial statements for the fiscal year ending December 31, 2019. The Board, upon the recommendation of the Audit and Finance Committee, is asking our shareholders to ratify, by nonbinding, advisory vote, the appointment and to authorize, by binding vote, the Audit and Finance Committee of the Board of Directors to set the independent auditor's remuneration. Although approval is not required by our Articles of Association or otherwise, the Board is submitting the appointment of D&T to our shareholders because we value our shareholders' views on our independent auditor. If the appointment of D&T is not ratified by shareholders, it will be considered as notice to the Board and the Audit and Finance Committee to consider the selection of a different firm. Even if the appointment is ratified, the Audit and Finance Committee in its discretion may select a different independent auditor at any time during the year if it determines that such a change would be in the best interests of our company and our shareholders.

The Audit and Finance Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditor retained to audit our financial statements. D&T has been retained as our independent auditor continuously since 1977. The Audit and Finance Committee is responsible for the audit fee negotiations associated with our retention of D&T. In connection with the mandated rotation of D&T's lead engagement partner, the Audit and Finance Committee and its Chair are directly involved in the selection of D&T's new lead engagement partner. The members of the Audit and Finance Committee and the Board believe that the continued retention of D&T to serve as our independent auditor is in our and our shareholders' best interests.

We expect that one or more representatives of D&T will be present at the Annual General Meeting. Each of these representatives will have the opportunity to make a statement, if he or she desires, and is expected to be available to respond to any questions.

The resolution in respect of this Proposal 3 is an ordinary resolution. The text of the resolution in respect of Proposal 3 is as follows:

"IT IS RESOLVED, to ratify, on a nonbinding, advisory basis, the appointment of Deloitte & Touche LLP as the independent auditor of Pentair plc and to authorize, in a binding vote, the Audit and Finance Committee to set the auditor's remuneration."

VOTE REQUIREMENT

Ratification, by nonbinding, advisory vote, of the appointment of Deloitte & Touche LLP as the independent auditor of Pentair plc and the authorization, by binding vote, of the Audit and

Finance Committee to set the auditor's remuneration requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual General Meeting.

EACH OF THE BOARD AND THE AUDIT AND FINANCE COMMITTEE RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITOR OF PENTAIR PLC AND THE AUTHORIZATION OF THE AUDIT AND FINANCE COMMITTEE TO SET THE AUDITOR'S REMUNERATION.

64     2019 Proxy Statement

PROPOSAL 3

AUDIT AND FINANCE COMMITTEE PRE-APPROVAL POLICY

The Audit and Finance Committee reviews and approves the external auditor's engagement and audit plan, including fees, scope, staffing and timing of work. In addition, the Audit and Finance Committee Charter limits the types of non-audit services that may be provided by the independent auditors. Any permitted non-audit services to be performed by the independent auditors must be pre-approved by the Audit and Finance Committee after the Committee is advised of the nature of the engagement and particular services to be provided. The Audit and Finance Committee pre-approved audit fees and all permitted non-audit services of the independent auditor in 2018. Responsibility for this pre-approval may be delegated to one or more members of the Audit and Finance Committee; all such approvals, however, must be disclosed to the Audit and Finance Committee at its next regularly scheduled meeting. The Audit and Finance Committee may not delegate authority for pre-approvals to management.

FEES PAID TO THE INDEPENDENT AUDITORS

We engaged D&T, Deloitte AG, Deloitte & Touche (Ireland), and the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, the "Deloitte Entities") to provide various audit, audit-related, tax and other permitted non-audit services to us during fiscal years 2018 and 2017. The Audit and Finance Committee approved all fees paid to the Deloitte Entities and underlying services provided by the Deloitte Entities. Their fees for these services were as follows (in thousands):

	2018	2017
Audit fees(1)	$5,863	$12,716

Audit-related fees(2)	775	277

Tax fees(3)

Tax compliance	601	626

Tax consulting	1,741	3,533

Total tax fees	2,342	4,159

Total	$8,980	$17,152

(1)
Consists of fees for audits of our consolidated annual financial statements and the effectiveness of internal controls over financial reporting, reviews of our quarterly financial statements, statutory audits, reviews of SEC filings, consents for registration statements and comfort letters in connection with securities offerings.

(2)
Consists of fees for due diligence, employee benefit plan audits, and certain other attest services.

(3)
Consists of fees for tax compliance and return preparation and tax planning and advice.

Pentair plc     65

AUDIT AND FINANCE COMMITTEE REPORT

In connection with the financial statements for the year ended December 31, 2018, the Audit and Finance Committee has:

►
reviewed and discussed our audited U.S. GAAP consolidated financial statements and Irish statutory financial statements for the year ended December 31, 2018 with management;
►
discussed with Deloitte & Touche LLP, our independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301 and Rule 2-07 of SEC Regulation S-X; and
►
received the written disclosures and the letter from Deloitte & Touche LLP as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit and Finance Committee concerning independence, and discussed with Deloitte & Touche LLP their independence.

Based upon these reviews and discussions, the Audit and Finance Committee recommended to the Board that our audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2018 filed with the Securities and Exchange Commission on February 19, 2019. The Board has approved these inclusions.

THE AUDIT AND FINANCE COMMITTEE

Glynis A. Bryan, Chair
Jacques Esculier
Theodore L. Harris
Michael T. Speetzen

66     2019 Proxy Statement

Under Irish law, directors of an Irish public listed company must have authority from shareholders to allot (or issue) any shares, including shares that are part of our company's authorized but unissued share capital. When our shareholders approved the adoption of our Articles of Association on May 20, 2014, as permitted by Irish law, the Board was granted authority to issue shares in respect of the whole of the company's authorized share capital for a period of five years. This current authority will expire on May 20, 2019. This authority is fundamental to our business and enables us to issue shares, including, if applicable, in connection with funding acquisitions and raising capital. We are presenting this Proposal 4 to renew the Board's authority to issue our authorized shares on the terms set forth below.

We understand that it is currently customary practice in Ireland to seek shareholder authority to issue up to 33% of a company's issued ordinary share capital and for such authority to be limited to a period of up to 18 months. Therefore, in accordance with current customary practice in Ireland, we are seeking approval to authorize the Board to issue up to a maximum of 33% of our issued ordinary share capital as at March 4, 2019 (the latest practicable date before this Proxy Statement), for a period expiring 18 months from the passing of this resolution, unless otherwise varied, revoked or renewed.

Granting the Board this authority is a routine matter for public companies incorporated in Ireland and is consistent with Irish market practice. We are not asking you to approve an increase in our authorized share capital or to approve a specific issuance of shares. Instead, approval of this proposal will only grant the Board of Directors the authority to issue shares that are already authorized under our Articles of Association upon the terms below. In addition, we note that, because we are a NYSE-listed company, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the NYSE and SEC, including those rules that limit our ability to issue shares in specified circumstances.

The resolution in respect of this Proposal 4 is an ordinary resolution. The text of the resolution in respect of Proposal 4 is as follows:

"IT IS RESOLVED, that, the Board of Directors be and is generally and unconditionally authorized with effect from the passing of this resolution to exercise all powers of the Company to allot relevant securities (as defined in Section 1021 of the Companies Act 2014) in an amount up to an aggregate nominal amount of $566,515 (equivalent to 56,651,535 shares), being equivalent to approximately 33% of the aggregate nominal value of the issued ordinary share capital of the Company as of March 4, 2019 (the latest practicable date before this Proxy Statement), and the authority conferred by this resolution shall expire eighteen months from the passing of this resolution, unless previously renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired, and in that case, the Directors may allot relevant securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired."

VOTE REQUIREMENT

Authorization of the Board of Directors to allot new shares under Irish law requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual General Meeting.

THE BOARD RECOMMENDS A VOTE "FOR" AUTHORIZATION OF THE BOARD OF DIRECTORS TO ALLOT NEW SHARES UNDER IRISH LAW.

Pentair plc     67

Under Irish law, unless otherwise authorized, certain statutory preemption rights apply automatically in favor of shareholders where shares are to be issued for cash. Under the statutory pre-emption rights, shares issued for cash must be offered to existing shareholders of our company on a pro rata basis before the shares can be issued to any new shareholders. However, when our shareholders approved the adoption of our Articles of Association on May 20, 2014, as permitted by Irish law, our company opted out of these preemption rights in respect of the whole of its authorized share capital for a period of five years. This opt-out will expire on May 20, 2019. The statutory preemption rights do not apply where shares are issued for non-cash consideration (such as in a stock-for-stock acquisition) and do not apply to the issue of non-equity shares (that is, shares that have the right to participate only up to a specified amount in any income or capital distribution) or where shares are issued pursuant to an employee option or similar equity plan.

We understand that it is currently customary practice in Ireland to seek shareholder authority to opt-out of the preemption rights provision in the event of (1) the issuance of shares in connection with any rights issue and (2) the issuance of shares for cash, if the issuance is limited to up to 5% of a company's issued ordinary share capital (with the possibility of issuing up to an additional 5% of the company's issued ordinary share capital provided the company uses it only in connection with an acquisition or specified capital investment which is announced contemporaneously with the issuance, or which has taken place in the preceding 6-month period and is disclosed in the announcement of the issue) bringing the total acceptable limit to 10% of the company's issued ordinary share capital. It is also customary practice for such authority to be limited to a period of 12 to 18 months. Therefore, in accordance with current customary practice in Ireland, we are seeking this authority for a period expiring 18 months from the passing of this resolution, unless otherwise varied, renewed or revoked.

Granting the Board this authority is a routine matter for public companies incorporated in Ireland and is consistent with Irish customary practice. Similar to the authorization sought for Proposal 4, this authority is fundamental to our business and, if applicable, will facilitate our ability to fund acquisitions and otherwise raise capital. We are not asking you to approve an increase in our authorized share capital. Instead, approval of this proposal will only grant the Board the authority to issue shares in the manner already permitted under our Articles of Association upon the terms below. Without this authorization, in each case where we issue shares for cash, we would first have to offer those shares on the same or more favorable terms to all of our existing shareholders. This requirement could cause delays in the completion of acquisitions and capital raising for our business. Furthermore, we note that this authorization is required as a matter of Irish law and is not otherwise required for other companies listed on the NYSE. In addition, under Irish law, the Board may only be authorized to opt-out of pre-emption rights if it is authorized to issue shares, which authority is being sought in Proposal 4.

The resolution in respect of this Proposal 5 is a special resolution. The text of the resolution in respect of Proposal 5 is as follows:

"IT IS RESOLVED, as a special resolution, that, subject to the passing of the resolution in respect of Proposal 4 as set out above and with effect from the passing of this resolution, the directors be and are hereby empowered pursuant to Section 1023 of the Companies Act 2014 to allot equity securities (as defined in Section 1023 of that Act) for cash, pursuant to the authority conferred by Proposal 4 as if sub-section (1) of Section 1022 of that Act did not apply to any such allotment, provided that this power shall be limited to:

(a)
the allotment of equity securities in connection with a rights issue in favor of the holders of ordinary shares (including rights to subscribe for, or convert into, ordinary shares) where the equity

68     2019 Proxy Statement

PROPOSAL 5

securities respectively attributable to the interests of such holders are proportional (as nearly as may be) to the respective numbers of ordinary shares held by them (but subject to such exclusions or other arrangements as the Board may deem necessary or expedient to deal with fractional entitlements that would otherwise arise, or with legal or practical problems under the laws of, or the requirements of any recognized regulatory body or any stock exchange in any territory, or otherwise); and
(b)
the allotment (other than pursuant to sub-paragraph (a) above) of equity securities up to an aggregate nominal value of $171,671 (equivalent to 17,167,132 shares) (being equivalent to approximately 10% of the aggregate nominal value of the issued ordinary share capital of the Company as of March 4, 2019 (the latest practicable date before this Proxy Statement)), provided that any amount above $85,835 (equivalent to 8,583,566 shares) (being equivalent to approximately 5% of the aggregate nominal value of the issued ordinary share capital of the Company as of March 4, 2019) is to be used only for the purpose of an acquisition or a specific capital investment, and the authority conferred by this resolution shall expire 18 months from the passing of this resolution, unless previously renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired, and in that case, the Board may allot equity securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired."

VOTE REQUIREMENT

Authorization of the Board of Directors to opt-out of statutory pre-emption rights under Irish law requires the affirmative vote of not less than 75% of the votes cast in person or by proxy at the Annual General Meeting.

THE BOARD RECOMMENDS A VOTE "FOR" AUTHORIZATION OF THE BOARD OF DIRECTORS TO OPT-OUT OF STATUTORY PREEMPTION RIGHTS UNDER IRISH LAW.

Pentair plc     69

Our historical open-market share repurchases (whether effected as redemptions or otherwise) and other share buyback activities result in ordinary shares being acquired and held by us as treasury shares. We may re-allot treasury shares that we acquire through our various share buyback activities in connection with our employee compensation programs or otherwise.

Under Irish law, our shareholders must authorize the price range at which we may re-allot any shares held in treasury. In this proposal, that price range is expressed as a minimum and maximum percentage of the prevailing market price (as defined below). Under Irish law, this authorization will expire after eighteen months unless renewed. Accordingly, we expect to propose renewal of this authorization at subsequent Annual General Meetings.

The authority being sought from shareholders provides that the minimum and maximum prices at which an ordinary share held in treasury may be re-allotted are 95% (or nominal value where the re-allotment of treasury shares is required to satisfy an obligation under any employee or director share or option plan operated by Pentair plc) and 120%, respectively, of the average closing price per ordinary share, as reported on the New York Stock Exchange, for the 30 trading days immediately preceding the proposed date of re-allotment. Any re-allotment of treasury shares will be at price levels that the Board considers in the best interests of our shareholders.

The resolution in respect of this Proposal 6 is a special resolution. The text of the resolution in respect of Proposal 6 is as follows:

"IT IS RESOLVED, as a special resolution, that for the purposes of Section 1078 of the Companies Act 2014, the re-allotment price range at which any treasury shares (as defined by Section 106 of the Companies Act 2014) for the time being held by Pentair plc may be re-allotted off-market shall be as follows:

1.
the maximum price at which a treasury share may be re-allotted off-market shall be an amount equal to 120% of the "market price."

2.
the minimum price at which a treasury share may be re-allotted off-market shall be the nominal value of the share where such a share is required to satisfy an obligation under any employee or director share or option plan operated by Pentair plc or, in all other cases, not less than 95% of the 'market price.'

3.
for the purposes of this resolution, the 'market price' shall mean the average closing price per ordinary share of Pentair plc, as reported on the New York Stock Exchange, for the 30 trading days immediately preceding the day on which the relevant share is re-allotted.

FURTHER RESOLVED, that this authority to re-allot treasury shares shall expire on the date 18 months from the date of the passing of this resolution unless previously varied, revoked or renewed in accordance with the provisions of Sections 109 and/or 1078 (as applicable) of the Companies Act 2014 (and/or any corresponding provision of any amended or replacement legislation) and is without prejudice or limitation to any other authority of the Company to re-allot treasury shares on-market."

VOTE REQUIREMENT

Authorization of the price range at which Pentair plc can re-allot shares it holds as treasury shares under Irish law requires the affirmative vote of not less than 75% of the votes cast in person or by proxy at the Annual General Meeting.

THE BOARD RECOMMENDS A VOTE "FOR" THE AUTHORIZATION OF THE PRICE RANGE AT WHICH PENTAIR PLC CAN RE-ALLOT SHARES IT HOLDS AS TREASURY SHARES UNDER IRISH LAW.

70     2019 Proxy Statement

SECURITY OWNERSHIP

The following table contains information concerning the beneficial ownership of our ordinary shares as of March 4, 2019, by each director and nominee to become a director, by each executive officer listed in the Summary Compensation Table, and by all directors and executive officers as a group. Based on filings with the SEC, the following table also contains information concerning each person we know who beneficially owned more than 5% of our ordinary shares as of December 31, 2018.

Name of Beneficial Owner	Common Stock(1)	Share Units(2)	Right to Acquire within 60 days	RSIP/ ESOP Stock(3)	Total	% of Class(4)
Mark C. Borin	23,918	9,933	129,712	669	164,233

Glynis A. Bryan	17,982	5,184	39,779	—	62,945

Jacques Esculier	6,043	—	2,862	—	8,905

Karl R. Frykman	49,044	—	138,573	2,016	189,633

T. Michael Glenn	18,869	1,057	39,779	—	59,705

Theodore L. Harris	—	—	2,862	—	2,862

Randall J. Hogan(5)	619,343	—	1,549,402	2,336	2,171,081	1.3%

David A. Jones	11,477	30,004	39,779	—	81,260

Karla C. Robertson	—	—	6,390	—	6,390

Philip M. Rolchigo	4,055	—	23,731	62	27,848

Michael T. Speetzen	—	—	2,862	—	2,862

John L. Stauch	163,078	55,239	474,009	862	693,188

Billie I. Williamson	6,600	—	2,862	—	9,462

Directors and executive officers as a group(14)	301,981	101,417	920,322	3,609	1,327,329	0.8%

The Vanguard Group(6)	18,801,199	—	—	—	18,801,199	11.0%

BlackRock, Inc.(7)	13,138,848	—	—	—	13,138,848	7.7%

State Street Corporation(8)	9,992,607	—	—	—	9,992,607	5.8%

(1)
Unless otherwise noted, all shares are held either directly or indirectly by individuals possessing sole voting and investment power with respect to such shares. Beneficial ownership of an immaterial number of shares held by spouses or trusts has been disclaimed in some instances.

(2)
Represents for non-employee directors deferred share units held under our Compensation Plan for Non-Employee Directors. No director has voting or investment power related to these share units. Represents for executive officers restricted stock units, receipt of which was deferred by the executive officer under the company's Non-Qualified Deferred Compensation Plan and over which the executive officers have no voting or investment power.

(3)
Represents shares owned as a participant in the RSIP/ESOP. As of March 4, 2019, Fidelity Management Trust Company ("Fidelity"), the Trustee of the RSIP/ESOP, held 973,700 ordinary shares (0.6%). Fidelity disclaims beneficial ownership of all shares. The RSIP/ ESOP participants have the right to direct the Trustee to vote their shares, although participants have no investment power over such shares. The Trustee does not vote the shares for which it has received no direction from participants.

(4)
Less than 1% unless otherwise indicated.

(5)
Mr. Hogan retired at the time of the Separation.

(6)
Information derived from a Schedule 13G/A filed with the Securities and Exchange Commission on January 10, 2019. The address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355. As of December 31, 2018, The Vanguard Group had sole voting power for 190,790 ordinary shares, shared voting power for 33,745 ordinary shares, sole dispositive power for 18,582,840 ordinary shares and shared dispositive power for 218,359 ordinary shares.

(7)
Information derived from a Schedule 13G/A filed with the Securities and Exchange Commission on February 6, 2019. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055. As of December 31, 2018, BlackRock, Inc. had sole voting power for 11,525,006 ordinary shares and sole dispositive power for 13,138,848 ordinary shares.

(8)
Information derived from a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2019. The address of State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, MA 02111. As of December 31, 2018, State Street Corporation had shared voting power for 9,117,869 ordinary shares and shared dispositive power for 9,989,714 ordinary shares.

Pentair plc     71

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our executive officers, directors and 10% shareholders are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission and furnish copies of these reports to us.

We have reviewed copies of reports furnished to us, or written representations that no reports were required. Based solely on these reports, we believe that during

2018 our executive officers and directors complied with all such filing requirements, except that one report on Form 4 for Mr. Stauch was inadvertently filed late in 2018 to report shares sold by the administrator of Pentair's nonqualified deferral plan to pay taxes applicable to the distribution of shares from such plan due to the plan administrator failing to timely provide the information necessary to report such sale.

72     2019 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING AND VOTING

Why did I receive these proxy materials?

We are providing these proxy materials to you because our Board of Directors is soliciting proxies for use at our Annual General Meeting of Shareholders to be held on May 7, 2019. We either (i) mailed you a Notice of Internet Availability of Proxy Materials on or before March 22, 2019 notifying each shareholder entitled to vote at the Annual General Meeting how to vote and how to electronically access a copy of this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 or (ii) mailed you a printed copy of such proxy materials and a proxy card in paper format. You received these proxy materials because you were a shareholder of record as of the close of business on March 4, 2019.

If you received a Notice of Internet Availability of Proxy Materials and would like to receive a printed copy of our proxy materials, including a proxy card in paper format on which you may submit your vote by mail, you should follow the instructions for requesting such proxy materials in the Notice of Internet Availability of Proxy Materials.

This Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and our Irish statutory financial statements and directors' and auditors' reports are available online at www.proxyvote.com.

What is a proxy?

A proxy is your legal designation of another person (the "proxy") to vote on your behalf. By voting your proxy, you are giving the persons named on the proxy card the authority to vote your shares in the manner you indicate on your proxy card. You may vote your proxy by telephone or over the Internet as directed in the Notice of Internet Availability of Proxy Materials or, if you have requested or received a proxy card, by signing and dating the proxy card and submitting it by mail.

What is the difference between a shareholder of record and a beneficial owner?

If your shares are registered directly in your name with Computershare Trust Company, N.A., our transfer agent, you are a "shareholder of record." If your shares are held in a stock brokerage account or by a bank or other custodian or nominee, you are considered the beneficial owner of shares held in "street name." As a beneficial owner, you have the right to direct your broker, bank or other custodian or nominee on how to vote your shares.

Who is entitled to vote at the Annual General Meeting and how many votes do I have?

The Board has set the close of business on March 4, 2019 (Eastern Standard Time) as the record date for the Annual General Meeting. At the close of business on the record date, we had 171,671,320 ordinary shares outstanding and entitled to vote. All shareholders of record at the close of business on the record date are entitled to vote on the matters set forth in this Proxy Statement and any other matter properly presented at the Annual General Meeting. Beneficial owners whose banks, brokers or other custodians or nominees are shareholders registered in our share register with respect to the beneficial owners' shares at the close of business on the record date are entitled to vote on the matters set forth in this Proxy Statement and any other matter properly presented at the Annual General Meeting. Each ordinary share is entitled to one vote on each matter properly brought before the Annual General Meeting.

How do I vote if I am a shareholder of record?

If you are a shareholder of record of ordinary shares, you can vote in the following ways:

►
By Internet: You can vote over the Internet at www.proxyvote.com. For more information, follow the instructions in the Notice of Internet Availability of Proxy Materials or on the proxy card.
►
By Telephone: You can vote by telephone from the United States or Canada by calling the telephone number in the Notice of Internet Availability of Proxy Materials or on the proxy card.
►
By Mail: You can vote by mail by marking, signing and dating your proxy card or voting instruction form and returning it in the postage-paid envelope, the results of which will be forwarded to Pentair plc's registered address electronically. For more information, follow the instructions in the Notice of Internet Availability of Proxy Materials or on the proxy card.
►
At the Annual General Meeting: If you plan to attend the Annual General Meeting and wish to vote your ordinary shares in person, we will give you a ballot at the meeting.

How do I vote if I am a beneficial owner?

If you are a beneficial owner of ordinary shares, you can vote in the following ways:

►
General: You can vote by following the materials and instructions provided by your bank, broker or other custodian or nominee.

Pentair plc     73

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING AND VOTING

►
At the Annual General Meeting: If you plan to attend the Annual General Meeting and wish to vote your ordinary shares in person, then you must obtain a legal proxy, executed in your favor, from the shareholder of record of your shares (i.e., your broker, bank or other custodian or nominee) and bring it to the Annual General Meeting.

What is the deadline to vote my shares if I do not vote in person at the Annual General Meeting?

If you are a shareholder of record, you may vote by Internet or by telephone until 8:00 a.m. local time (3:00 a.m. Eastern Daylight Time) on May 5, 2019. If you are a shareholder of record and submit a proxy card, the proxy card must be received at the address stated on the proxy card by 8:00 a.m. local time (3:00 a.m. Eastern Daylight Time) on May 5, 2019. If you are a beneficial owner, please follow the voting instructions provided by your bank, broker or other custodian or nominee.

How do I attend the Annual General Meeting?

All shareholders of record as of the close of business on the record date are invited to attend and vote at the Annual General Meeting. For admission to the Annual General Meeting, shareholders should bring a form of photo identification to the shareholders check-in area at the meeting, where their ownership will be verified. Those who beneficially own shares should also bring account statements or letters from their banks, brokers or other custodians or nominees confirming that they own our ordinary shares as of March 4, 2019 (see above for further information if you also intend to vote at the Annual General Meeting). Registration will begin at 7:00 a.m. (local time) and the Annual General Meeting will begin at 8:00 a.m. (local time) on May 7, 2019.

Shareholders in Ireland may participate in the Annual General Meeting by audio link at the offices of Arthur Cox, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland at 8:00 a.m. (local time), and the requirements for admission to the Annual General Meeting, as set out above, apply.

May I change or revoke my proxy?

If you are a shareholder of record and have already voted, you may change or revoke your proxy before it is exercised at the Annual General Meeting in the following ways:

►
By voting by Internet or telephone at a date later than your previous vote but prior to the voting deadline (which is 8:00 a.m. local time or 3:00 a.m. Eastern Daylight Time on May 5, 2019);
►
By mailing a proxy card that is properly signed and dated later than your previous vote and that is received by us prior to the voting deadline (which is 8:00 a.m. local time or 3:00 a.m. Eastern Daylight Time on May 5, 2019); or
►
By attending the Annual General Meeting and voting in person, although attendance at the Annual General Meeting will not, by itself, revoke a proxy.

If you are a beneficial owner, you must contact the record holder of your shares to revoke a previously authorized proxy or voting instructions.

What is the effect of broker non-votes and abstentions?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular agenda item because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Although brokers have discretionary power to vote your shares with respect to "routine" matters, they do not have discretionary power to vote your shares on "non-routine" matters pursuant to NYSE rules. If you do not provide voting instructions for proposals considered "non-routine" a "broker non-vote" occurs. We believe that Proposals 1 and 2 will be considered "non-routine" under NYSE rules and therefore your broker will not be able to vote your shares with respect to these proposals unless the broker receives appropriate instructions from you. If a broker does not receive voting instructions from you regarding Proposals 1 and 2, the "broker non-vote" will have no effect on the vote on such agenda items. The "routine" proposals in this Proxy Statement are Proposals 3, 4, 5 and 6, for which your broker has discretionary voting authority under the NYSE rules to vote your shares, even if the broker does not receive voting instructions from you.

Ordinary shares owned by shareholders electing to abstain from voting on any of the Proposals will have no effect on any of the Proposals.

How will my shares be voted if I do not specify how they should be voted?

If you submit a proxy to the company-designated proxy holders and do not provide specific voting instructions, you instruct the company-designated proxy holders to vote your shares in accordance with the recommendations of the Board.

74     2019 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING AND VOTING

If your shares are held in the Pentair Retirement Savings and Stock Incentive Plan or the Pentair, Inc. Non-Qualified Deferred Compensation Plan and you either (1) submit a proxy but do not provide specific voting instructions or (2) do not submit a proxy, then your shares will not be voted.

How will voting on any other business be conducted?

Other than matters incidental to the conduct of the Annual General Meeting and those set forth in this Proxy Statement, we do not know of any business or proposals to be considered at the Annual General Meeting. If any other business is proposed and properly presented at the Annual General Meeting, you instruct the company-designated proxy holders, in the absence of other specific instructions or the appointment of other proxy holders, to vote your shares in accordance with the recommendations of the Board.

What constitutes a quorum for the Annual General Meeting?

Our Articles of Association provide that all resolutions and elections made at a shareholders' meeting require the presence, in person or by proxy, of a majority of all shares entitled to vote, with abstentions and broker non-votes regarded as present for purposes of establishing the quorum.

Who will count the votes?

Representatives from The Carideo Group, Inc. will count the votes and serve as our Inspectors of Election.

Who will pay for the cost of this proxy solicitation?

We will pay the costs of soliciting proxies sought by the Board. Proxies may be solicited on our behalf by our directors, officers or employees telephonically, electronically or by other means of communication. We have engaged Morrow Sodali LLC to assist us in the solicitation of proxies at a cost to us of $10,000, plus out-of-pocket expenses. We have requested that banks, brokers and other custodians and nominees who hold ordinary shares on behalf of beneficial owners forward soliciting materials to those beneficial owners. Upon request, we will reimburse banks, brokers and other custodians and nominees for reasonable expenses incurred by them in forwarding these soliciting materials to beneficial owners of our ordinary shares.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

As explained in more detail below, we are using the "notice and access" system adopted by the SEC relating to the delivery of our proxy materials over the Internet. As a result, we mailed to our shareholders of record a notice about the Internet availability of the proxy materials instead of a paper copy of the proxy materials. Shareholders who received the notice will have the ability to access the proxy materials over the Internet and to request a paper copy of the proxy materials by mail, e-mail or telephone. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found on the notice. In addition, the notice contains instructions on how shareholders may request proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. The Notice of Internet Availability of Proxy Materials also serves as a Notice of Meeting.

What are the "notice and access" rules and how do they affect the delivery of the proxy materials?

The SEC's notice and access rules allow us to deliver proxy materials to our shareholders by posting the materials on an Internet website, notifying shareholders of the availability of the proxy materials on the Internet, and sending paper copies of proxy materials upon shareholder request. We believe that the notice and access rules allow us to use Internet technology that many shareholders prefer, continue to provide our shareholders with the information that they need, and, at the same time, ensure more prompt delivery of the proxy materials. The notice and access rules also lower our cost of printing and delivering the proxy materials and minimize the environmental impact of printing paper copies.

Why did I receive more than one Notice of Internet Availability of Proxy Materials or proxy card?

You may have received multiple Notices of Internet Availability of Proxy Materials or proxy cards if you hold your shares in different ways or accounts (for example, 401(k) accounts, joint tenancy, trusts, custodial accounts) or in multiple accounts. If you are the beneficial owner of shares held in "street name," you will receive your voting information from your bank, broker or other custodian or nominee, and you will vote as indicated in the materials you receive from your bank, broker or other custodian or nominee. You should vote your proxy for each separate account you have.

Pentair plc     75

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE 2020 ANNUAL GENERAL MEETING OF SHAREHOLDERS

The deadline for submitting a shareholder proposal for inclusion in our proxy materials for our 2020 Annual General Meeting pursuant to SEC Rule 14a-8 is November 23, 2019. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, for such proposals to be eligible for inclusion in our Proxy Statement and form of proxy for our 2020 Annual General Meeting.

Eligible shareholders may under certain circumstances be able to nominate and include in our proxy materials a specified number of candidates for election as directors under the proxy access provisions of our Articles of Association. Among other requirements in our Articles of Association, to nominate a director under the proxy access provisions of our Articles of Association, a shareholder must give written notice to our Corporate Secretary that complies with our Articles of Association no earlier than 150 days and no later than 120 days prior to the first anniversary of the date our definitive Proxy Statement was released to shareholders in connection with the prior year's Annual General Meeting. Accordingly, we must receive notice of a shareholder's nomination for the 2020 Annual General Meeting pursuant to the proxy access provisions of our Articles of Association no earlier than October 24, 2019 and no later than November 23, 2019. If the notice is received outside of that time frame, then the notice will be considered untimely and we are not required to include the nominees in our proxy materials for the 2020 Annual General Meeting.

A shareholder who intends to present business, other than a shareholder proposal pursuant to Rule 14a-8, or to nominate a director, other than pursuant to the proxy access provisions of our Articles of Association, at the 2020 Annual General Meeting must comply with the requirements set forth in our Articles of Association. Among other requirements in our Articles of Association, to present business or nominate a director at an Annual General Meeting, a shareholder must give written notice that complies with the Articles of Association to our Corporate Secretary no earlier than 70 days and no later than 45 days prior to the first anniversary of the date our Proxy Statement was released to shareholders in connection with the prior year's Annual General Meeting. Accordingly, we must receive notice of a shareholder's intent to present business, other than pursuant to SEC Rule 14a-8, or to nominate a director, other than pursuant to the proxy access provisions of our Articles of Association, no earlier than January 12, 2020 and no later than February 6, 2020. If the notice is received outside of that time frame, then the notice will be considered untimely and we are not required to present such proposal or nomination at the 2020 Annual General Meeting. If the Board chooses to present a matter of business submitted under our Articles of Association at the 2020 Annual General Meeting, then the persons named in the proxies solicited by the Board for the 2020 Annual General Meeting may exercise discretionary voting power with respect to such proposal.

Shareholder proposals or nominations pursuant to any of the foregoing should be sent to us at our principal executive offices: Pentair plc, Regal House, 70 London Road, Twickenham, London, TW1 3QS, United Kingdom, Attention: Corporate Secretary.

Our Articles of Association can be found on the website of the U.S. Securities and Exchange Commission by searching its EDGAR archives at https://www.sec.gov/edgar/searchedgar/webusers.htm. Shareholders may also obtain a copy from us free of charge by submitting a written request to our principal executive offices at Pentair plc, Regal House, 70 London Road, Twickenham, London, TW1 3QS, United Kingdom, Attention: Corporate Secretary.

76     2019 Proxy Statement

IRISH DISCLOSURE OF SHAREHOLDER INTERESTS

Under the Irish Companies Act 2014, our shareholders must notify us if, as a result of a transaction, the shareholder will become interested in 3% or more of our shares, or if as a result of a transaction, a shareholder who was interested in more than 3% of our shares ceases to be so interested. Where a shareholder is interested in more than 3% of our shares, the shareholder must notify us of any alteration of his or her interest that brings his or her total holding through the nearest whole percentage number, whether an increase or a reduction. The relevant percentage figure is calculated by reference to the aggregate nominal value of the shares in which the shareholder is interested as a proportion of the entire nominal value of our issued share capital (or any such class of share capital in issue), and disclosable interests in our shares include any interests in our shares of any kind whatsoever. Where the percentage level of the shareholder's interest does not amount to a whole percentage this figure may be rounded down to the next whole number. We must be notified within five business days of the transaction or alteration of the shareholder's interests that gave rise to the notification requirement. If a shareholder fails to comply with these notification requirements, the shareholder's rights in respect of any our ordinary shares it holds will not be enforceable, either directly or indirectly. However, such person may apply to the court to have the rights attaching to such shares reinstated.

2018 ANNUAL REPORT ON FORM 10-K

Any shareholder wishing to review, without charge, a copy of our 2018 Annual Report on Form 10-K (without exhibits) filed with the SEC should write to us at our principal executive offices at Pentair plc, Regal House, 70 London Road, Twickenham, London, TW1 3QS,United Kingdom, Attention: Corporate Secretary.

REDUCE DUPLICATE MAILINGS

To reduce duplicate mailings, we are now sending only one copy of our Notice of Internet Availability of Proxy Materials or Annual Report to Shareholders and Proxy Statement, as applicable, to multiple shareholders sharing an address unless we receive contrary instructions from one or more of the shareholders. Upon written or oral request, we will promptly deliver a separate copy of these documents to a shareholder at a shared address. If you wish to receive separate copies of these documents, please notify us by writing or calling Pentair plc, Regal House, 70 London Road, Twickenham, London, TW1 3QS, United Kingdom,

Attention: Corporate Secretary, Telephone: 44-74-9421-6154.

If you are receiving duplicate mailings, you may authorize us to discontinue mailings of multiple Notices of Internet Availability of Proxy Materials or Annual Reports to Shareholders and Proxy Statements, as applicable. To discontinue duplicate mailings, notify us by writing or calling Pentair plc, Regal House, 70 London Road, Twickenham, London, TW1 3QS, United Kingdom, Attention: Corporate Secretary, Telephone: 44-74-9421-6154.

Pentair plc     77

APPENDIX A

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

PENTAIR PLC AND SUBSIDIARIES
RECONCILIATION OF THE GAAP YEARS ENDED DECEMBER 31, 2018, 2017, 2016, and 2015 TO THE NON-GAAP EXCLUDING THE EFFECT OF 2018, 2017, 2016, and 2015 ADJUSTMENTS (UNAUDITED)

In millions, except per-share data	2018	2017	2016	2015
Net sales	$2,965.1	$2,845.7	$2,780.6	$2,812.4

Operating income	436.7	378.3	354.4	304.7

% of net sales	14.7%	13.3%	12.7%	10.8%

Adjustments:

Restructuring and other	31.8	28.2	7.8	27.7

Intangible amortization	34.9	36.4	35.5	36.7

Trade name and other impairment	12.0	15.6	—	—

Deal related costs and expenses	2.0	—	—	—

Corporate allocations	11.0	36.7	39.4	41.8

Equity income of unconsolidated subsidiaries	8.4	1.3	4.3	1.5

Segment income	536.8	496.5	441.4	412.4

Return on sales	18.1%	17.5%	15.9%	14.7%

Net income from continuing operations — as reported	321.7	114.1	178.2	170.9

Loss on sale of businesses	7.3	4.2	3.9	3.2

Pension and other post-retirement mark-to-market loss (gain)	3.6	8.5	(12.0)	(19.2)

Loss on early extinguishment of debt	17.1	101.4	—	—

Amortization of bridge financing fees	—	—	—	10.7

Interest expense adjustments	8.4	41.7	65.6	43.5

Adjustments to operating income	91.7	116.9	82.7	106.2

Income tax adjustments	(33.4)	(30.5)	(29.6)	(36.4)

Net income from continuing operations — as adjusted	$416.4	$356.3	$288.8	$278.9

Continuing earnings per ordinary share — diluted

Diluted earnings per ordinary share — as reported	$1.81	$0.62	$0.97	$0.94

Adjustments	0.54	1.32	0.61	0.59

Diluted earnings per ordinary share — as adjusted	$2.35	$1.94	$1.58	$1.53

PENTAIR PLC AND SUBSIDIARIES
FREE CASH FLOW FOR YEARS ENDED DECEMBER 31, 2018, 2017, and 2016

In millions	2018	2017	2016
Net cash provided by (used for) operating activities of continuing operations	$458.1	$278.6	$379.9

Capital expenditures	(48.2)	(39.1)	(43.3)

Proceeds from sale of property and equipment	0.2	3.7	18.8

Free cash flow from continuing operations	$410.1	$243.2	$355.4

78     2019 Proxy Statement

WIN RIGHT VALUES

WIN

CUSTOMER FIRST

We make it easy for customers to do business with Pentair and are tenacious about meeting customer commitments

ACCOUNTABILITY FOR PERFORMANCE

We commit to high standards of performance and demonstrate personal ownership for getting the job done

INNOVATION AND ADAPTABILITY

We actively pursue continuous improvement, adapting to changing circumstances and applying new ideas

RIGHT

POSITIVE ENERGY

We display a positive outlook and take responsibility for our impact on others

RESPECT AND TEAMWORK

We treat others with respect and openness; we collaborate and align with others for team success.

ABSOLUTE INTEGRITY

We are committed to honest and ethical business practices in our dealings with customers, business partners, investors, communities, and each other

PENTAIR PLC C/O BROADRIDGE 51 MERCEDES WAY EDGEWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery ofinformation. Vote by 3:00 a.m. Eastern Daylight Time on May 5, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 3:00 a.m. Eastern Daylight Time on May 5, 2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 (which Broadridge will arrange to forward to Pentair plc’s registered address). In order to assure that your proxy card is tabulated in time to be voted at the Annual General Meeting, you must return your proxy card at the above address by 3:00 a.m. Eastern Daylight Time on May 5, 2019.

All instruments of proxy and proxy cards should be received by 3:00 a.m. Eastern Daylight Time on May 5, 2019.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E56654-P17399-Z73888	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

PENTAIR PLC

The Board of Directors recommends you vote FOR the following director nominees:

1. To re-elect director nominees:		For	Against	Abstain

1a. Glynis A. Bryan		☐	☐	☐

					The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6.		For	Against	Abstain
1b. Jacques Esculier		☐	☐	☐

					2. To approve, by nonbinding, advisory vote, the compensation of the named executive officers.		☐	☐	☐
1c. T. Michael Glenn		☐	☐	☐

3.   To ratify, by nonbinding, advisory vote, the appointment of Deloitte& Touche LLP as the independent auditor of Pentair plc and to authorize, by binding vote, the Audit and Finance Committee of the Board of Directors to set the auditor’s remuneration.

							☐	☐	☐
1d. Theodore L. Harris		☐	☐	☐

1e. David A. Jones		☐	☐	☐
					4. To authorize the Board of Directors to allot new shares under Irish law.		☐	☐	☐

1f. Michael T. Speetzen		☐	☐	☐
					5. To authorize the Board of Directors to opt-out of statutory preemption rights under Irish law (Special Resolution).		☐	☐	☐

1g. John L. Stauch		☐	☐	☐

					6. To authorize the price range at which Pentair plc can re-allot sharesit holds as treasury shares under Irish law (Special Resolution).		☐	☐	☐
1h. Billie I. Williamson		☐	☐	☐

To consider and act on such other business as may properly come before the Annual General Meeting or any adjournment.

Any shareholder entitled to attend and vote at the Annual  General Meeting of Shareholders may appoint one or more proxies, who need not be a shareholder(s) of the Company. A proxy is required to vote in accordance with any instructions given to him or her. Completion of a form of proxy will not preclude a member from attending and voting at the meeting in person.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign.If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the

Annual General Meeting to be held on May 7, 2019:

The Annual Report, Notice of Annual General Meeting, Proxy Statement and

Irish Financial Statements and Related Reports are available at www.proxyvote.com.

E56655-P17399-Z73888

PENTAIR PLC

Annual General Meeting of Shareholders

May 7, 2019 8:00 a.m. Local Time

This proxy is solicited by the Board of Directors.

The signatory, revoking any proxy heretofore given in connection with the Meeting (as defined below), hereby appoints David A. Jones, John L. Stauch, Mark C. Borin and Karla C. Robertson, or any of them (the “Proxies”), as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to attend, speak and to vote at the Meeting, as designated on the reverse side of this card, all ordinary shares of Pentair plc that the signatory is entitled to vote at the Annual General Meeting of Shareholders to be held at 8:00 a.m., local time, on May 7, 2019, at Claridge’s, Brook Street, Mayfair, London, W1K 4HR, United Kingdom and any adjournment or postponement thereof (the “Meeting”).

If you wish to appoint as proxy any other person or persons, please contact the Corporate Secretary.

If the signatory is a participant in the Pentair Retirement Savings and Stock Incentive Plan, the Pentair, Inc. Non-Qualified Deferred Compensation Plan, the nVent Management Company Retirement Savings and Investment Plan, and/or the nVent Management Company Non-Qualified Deferred Compensation Plan (the “Retirement Plans”), the signatory hereby directs Fidelity Management Trust Company as Trustee of the Retirement Plans, to vote at the Meeting, as designated on the reverse side of this card, all of the ordinary shares of Pentair plc allocated to the signatory’s account in the Retirement Plans as of March 4, 2019.

If the signatory is a participant in the Pentair plc Employee Stock Purchase and Bonus Plan or the Pentair plc International Stock Purchase and Bonus Plan (the “Purchase Plans”), the signatory, revoking any proxy heretofore given in connection with the Meeting, hereby appoints the Proxies, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes the Proxies to attend and to vote at the Meeting, as designated on the reverse side of this card, all of the ordinary shares of Pentair plc allocated to the signatory’s account in the Purchase Plans as of March 4, 2019.

In the event of other agenda items or proposals during the Meeting on which voting is permissible under Irish law, you instruct the Proxies, in the absence of other specific instructions, to vote the shares in accordance with the Board of Directors’ recommendations.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations; provided, however, if no such direction is made regarding shares held in the Retirement Plans, this proxy will not be voted with respect to such shares.

Continued and to be signed on reverse side.